Exhibit 4.8


                                                                 EXECUTION COPY


               SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT

      THIS SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, modified, supplemented, renewed, restated or replaced in writing from time to time, the "Agreement") is made as of June 9, 2006, by and among Quest Resource Corporation, a Nevada corporation and Quest Cherokee, LLC, a Delaware limited liability company (the "Borrowers"), STP Cherokee, Inc., Quest Oil & Gas Corporation, Quest Energy Service, Inc., Ponderosa Gas Pipeline Company, Inc., Producers Service Incorporated, J-W Gas Gathering, L.L.C., Bluestem Pipeline, LLC and Quest Cherokee Oilfield Service, LLC (the "Guarantors"), Guggenheim Corporate Funding, LLC, a Delaware limited liability company, in its capacity as administrative agent (in such capacity, the "Senior Administrative Agent") for itself and for each of the lenders (the "Senior Secured Term Lenders") with respect to senior secured term loans (the "Senior Secured Term Loans") and each of the lenders (the "Senior Secured Revolving Lenders" and, with the Senior Secured Term Lenders, the "Senior Secured Lenders") with respect to the senior secured revolving loans (the "Senior Secured Revolving Loans") and each Swap Counterparty (as defined below) under each Swap Agreement (as defined below) under the Senior Secured Credit Agreement, as defined below (collectively, the "Senior Secured Creditor"), Guggenheim Corporate Funding LLC, a Delaware limited liability company as administrative agent (in such capacity, the "Second Lien Administrative Agent"), for itself and for each of the lenders (the "Second Lien Lenders") that is or becomes a party to the Second Lien Credit Agreement, as defined below (collectively, the "Second Lien Creditor"), Guggenheim Corporate Funding LLC, a Delaware limited liability company as administrative agent (in such capacity, the "Third Lien Administrative Agent"), for itself and for each of the lenders (the "Third Lien Lenders") that is or becomes a party to the Third Lien Credit Agreement, as defined below (collectively, the "Third Lien Creditor") and Guggenheim Corporate Funding, LLC, a Delaware limited liability company, as collateral agent (in such capacity, the "Collateral Agent" and collectively with the Senior Administrative Agent, the Second Lien Administrative Agent, and the Third Lien Administrative Agent, the "Agents") for the Senior Secured Creditor, the Second Lien Creditor, the Third Lien Creditor and the counterparties with respect to Swap Agreements entered into by either Borrower or any of their Subsidiaries ("Swap Counterparties"). The Senior Secured Revolving Lenders, the Senior Secured Term Lenders, the Second Lien Lenders and the Third Lien Lenders are hereafter referred to as the "Lenders." BP Corporation North America Inc. is also a party to this Agreement, solely for purposes of Section 3 hereof. Capitalized terms not defined in this Agreement have the meanings given them in the Senior Secured Credit Agreement (as defined below). This Agreement amends and restates in its entirety that certain Amended and Restated Intercreditor Agreement dated as of February 7, 2006 (the "Original Agreement") by and among the Borrowers, the Guarantors and the Agents.

                                    RECITALS

      WHEREAS, Senior Secured Creditor has made and is continuing to make credit accommodations available to Borrowers pursuant to the terms and provisions of the Senior Secured Credit Agreement;

      WHEREAS, Second Lien Creditor has made credit accommodations available to Borrowers pursuant to the terms and provisions of a Second Lien Credit Agreement;


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      WHEREAS, Third Lien Creditor has made credit accommodations  available to
Borrowers pursuant to the terms and provisions of a Third Lien Credit Agreement (as defined below);

      WHEREAS, as a condition for executing and entering into the Senior Secured Credit Agreement, the Senior Secured Creditor required that the Second Lien Creditor's liens against the Borrowers and the Guarantors be subordinated in favor of Senior Secured Creditor's liens under the Senior Secured Credit Agreement and that the Second Lien Creditor make the arrangements set forth herein with respect to right to payment and claims against the Borrowers and the Guarantors;

      WHEREAS, as a condition for permitting the execution of the Third Lien Credit Agreement, the Senior Secured Creditor and the Second Lien Creditor each required that the Third Lien Creditor's liens against the Borrowers and the Guarantors be subordinated in favor of Senior Secured Creditor's liens under the Senior Secured Credit Agreement and the Second Lien Creditor's liens under the Second Lien Credit Agreement, and that the Third Lien
Creditor make the arrangements set forth herein with respect to right to payment and claims against the Borrowers and the Guarantors;

      WHEREAS, certain of the parties hereto entered into the Original Agreement in order to accommodate the Senior Secured Creditor's conditions and obtain the direct and indirect benefits to the Borrowers and the Second Lien Creditor resulting from the Borrowers' and Senior Secured Creditor's execution of the Senior Secured Credit Agreement and other Senior Secured Loan Documents; and

      WHEREAS, in order to facilitate and administer the respective rights of the Lenders with respect to the Collateral, Senior Administrative Agent, on behalf of the Senior Secured Lenders, Second Lien Administrative Agent on behalf of the Second Lien Lenders and the Swap Counterparties, entered into the Original Agreement and appointed Guggenheim Corporate Funding, LLC, as Collateral Agent under the Security Documents to hold the Liens in trust for the benefit of the Senior Secured Creditor, the Second Lien Creditor and the Swap Counterparties, subject to the terms and conditions hereof.

      WHEREAS, the Senior Secured Revolving Lenders, the Senior Secured Term Lenders, the Swap Counterparties, the Second Lien Lenders and the Third Lien Lenders desire to modify and amend certain provisions set forth in the Original Agreement regarding their respective rights in the Collateral and the application of proceeds thereof and to add the Third Lien Lender as a party and to appoint Guggenheim Corporate Funding, LLC, as Collateral Agent under the Security Documents to hold the Liens in trust for the benefit of the Third Lien Creditor, subject to the terms and conditions hereof;

      WHEREAS, the parties hereto agree that the Original Agreement is hereby amended and restated in its entirety and is of no further force and effect.



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                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     Section 1. Definitions. For purposes of this Agreement, (a) terms defined in the introductory paragraphs and recitals to this Agreement have the meanings set forth therein and (b) the following terms used herein shall have the following meanings:

           "Collateral" shall mean any and all property which now constitutes or hereafter will constitute collateral or other security for payment of the Senior Secured Indebtedness pursuant to the Senior Secured Loan Documents, all amounts payable under the Swap Agreements, the Second Lien Indebtedness pursuant to the Second Lien Loan Documents and/or the Third Lien Indebtedness pursuant to the Third Lien Loan Documents.

           "Collateral   Agent  -  Related  Persons"  means  Collateral  Agent,
      together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

           "Guarantors" shall mean each of the current Subsidiaries and any future Subsidiary of the Borrowers and any other Person which at any time guarantees the Senior Secured Indebtedness, the Second Lien Indebtedness and the Third Lien Indebtedness whether now or in the future.

           "Indemnified Liabilities" means any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorney's costs and expenses) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Collateral Agent-Related Person in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of this Agreement or the Security Documents, (b) the use or proposed use of the proceeds of any Collateral, or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding).

           "Insolvency Proceeding" shall mean (a) any voluntary or involuntary case, action, or proceeding before any Governmental Authority having jurisdiction over the applicable Person or its assets relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case whether undertaken under U.S. Federal, state, or foreign law.

           "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or


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     contingent,  and  including  but not  limited  to (i) the lien or  security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrowers or any Guarantor shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

           "Loan Parties" shall mean, individually and collectively, Borrowers, Guarantors and any other Person (other than the Senior Secured Creditor, Swap Counterparties, the Second Lien Creditor and the Third Lien Creditor) which is at any time a party to any Senior Secured Loan Documents, Second Lien Loan Documents or Third Lien Loan Documents or individually, a "Loan Party".

           "Notice of Default" means any Senior Lender Payment Default Notice, Senior Lender Non-Payment Default Notice, Second Lien Lender Payment Default Notice, Second Lien Lender Non-Payment Default Notice, or Third Lien Enforcement Notice.

            "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, or other entity.

           "Proportionate Share" means at any time with respect to any Lender, the amount equal to (a) the amount of the following owed to such Lender and/or such Lender's Affiliates, divided by (b) without duplication the sum of: (i) the principal amount of Senior Secured Indebtedness then outstanding, including the L/C Exposure, plus (ii) the unused portion of the Commitments of the Senior Secured Lenders, plus (iii) the principal amount of the Second Lien Indebtedness then outstanding plus (iv) the principal amount of the Third Lien Indebtedness then outstanding.

           "Proceeds" shall have the meaning assigned to it under the UCC, and, in any event, shall include, but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

           "Reorganization Securities" means debt or equity securities that are issued pursuant to an Insolvency Proceeding the payment of which is subordinate and junior at least to the extent provided in this Agreement to the payment of the Senior Secured


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

     Indebtedness and, if applicable, the Second Lien Indebtedness and the Third Lien Indebtedness outstanding at the time of the issuance thereof (including any refinancing of Senior Secured Indebtedness and, if applicable, the Second Lien Indebtedness and the Third Lien Indebtedness pursuant to an Insolvency Proceeding) and to the payment of all debt or equity securities issued in exchange for such Senior Secured Indebtedness in such Insolvency Proceeding (whether such subordination is effected by the terms of such securities, an order or decree issued in such Insolvency Proceeding, by agreement of the Second Lien Lenders and/or Third Lien Lenders or otherwise); provided, in either case, that such securities are authorized by an order or decree made by a court of competent jurisdiction in such Insolvency Proceeding.

           "Required Lenders" means (i) Lenders holding, in the aggregate, Proportionate Shares exceeding 50% and (ii) the Senior Administrative Agent.

           "Required Second Lien Lenders" means (i) Second Lien Lenders holding, in the aggregate, outstanding Second Lien Indebtedness representing more than 50% of all outstanding Second Lien Indebtedness and (ii) the Second Lien Administrative Agent.

            "Required Senior Secured Revolving Lenders" means (i) Senior Secured Revolving Lenders holding commitments to make Senior Secured Revolving Loans that, in the aggregate, exceed 50% of the sum of all commitments to make Senior Secured Revolving Loans (or if such commitments have been terminated, Senior Secured Revolving Lenders holding Senior Secured Revolving Loans that, in the aggregate, exceed 50% of the sum of all outstanding Senior Secured Revolving Loans) and
      (ii) the Senior Administrative Agent.

           "Required Senior Secured Term Loan Lenders" means (i) Senior Secured Term Lenders holding outstanding Senior Secured Term Loans plus unused Commitments to make Senior Secured Term Loans that, in the aggregate, exceed 50% of the sum of all commitments to make Senior Secured Term Loans and (ii) the Senior Administrative Agent.

           "Required Third Lien Lenders" means (i) Third Lien Lenders holding, in the aggregate, outstanding Third Lien Indebtedness representing more than 50% of all outstanding Third Lien Indebtedness and (ii) the Third Lien Administrative Agent.

           "Second Lien Acceleration Notice" means a written notice from or on behalf of the Second Lien Administrative Agent to the Third Lien Lenders or the Third Lien Administrative Agent or other representative designated pursuant to Section 20 hereof that a Second Lien Indebtedness Acceleration shall have occurred and is continuing.

           "Second Lien Blockage Period" means, with respect to any Second Lien Indebtedness Acceleration, the period from and including the date of receipt by the Third Lien Administrative Agent or the Third Lien Lenders or other representative designated pursuant to Section 20 hereof of a Second Lien Acceleration Notice relating thereto until the first to occur of (a) the date upon which the Second Lien Indebtedness has been paid in full in cash, (b) the date on which the Second Lien Indebtedness Default which


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

     provides the basis for such Second Lien Acceleration Notice has been waived in writing by the applicable holder or holders of the Second Lien Indebtedness or an agent or representative on their behalf, or has been cured, or has ceased to exist, or (c) the date upon which the Third Lien Lenders or the Third Lien Administrative Agent or other representative designated pursuant to Section 20 hereof shall have received notice in writing of the termination of such Second Lien Blockage Period.

           "Second Lien Credit Agreement" means that certain Amended and Restated Second Lien Term Loan Agreement dated of even date herewith among the Borrowers, Guggenheim Corporate Funding, LLC, as administrative agent and the financial institutions listed therein from time to time as Second Lien Lenders, as from time to time renewed, extended, amended, supplemented, or restated, and any agreements representing the refinancing, replacement, or substitution in whole or in part of the loans made or incurred under such Second Lien Credit Agreement.

           "Second Lien Creditor" means, individually and collectively, Second Lien Creditor and all other present or future holders of all or part of the Second Lien Indebtedness, and their respective successors and assigns.

           "Second Lien Enforcement Action" means, with respect to any Second Lien Indebtedness: any enforcement of any right or remedy with respect to the Collateral, including any enforcement or foreclosure of Liens granted by the Borrowers or any of the Guarantors to secure any or all of such Second Lien Indebtedness, any enforcement or foreclosure of Liens on any capital stock or other equity interests in either of the Borrowers or any of the Guarantors which may be granted by either of the Borrowers or any of the Guarantors or any holder of equity in either of the Borrowers to secure any or all of such Second Lien Indebtedness, or any other efforts to collect proceeds from either of the Borrowers' or any of the Guarantors' assets or properties (including proceeds of production) to satisfy the Second Lien Indebtedness, including, without limitation, the commencement, or the joining with any other creditor of either of the Borrowers or any Guarantor in the commencement of any Insolvency Proceeding against either of the Borrowers or any of the
      Guarantors; provided, that none of the following shall constitute a Second Lien Enforcement Action: (a) acceleration of any of the Second Lien Indebtedness in accordance with Section 12(a) hereof or (b) actions by the Second Lien Creditor to obtain possession of or receive Reorganization Securities.

           "Second Lien Enforcement Notice" means a written notice which states that a default or an event of default under any provision of the Second Lien Indebtedness has occurred and that Second Lien Creditor desires to take enforcement action as a consequence thereof.

           "Second Lien Indebtedness" shall mean and include all indebtedness, obligations and liabilities of any Loan Party under the Second Lien Loan Documents, including, without limitation, all principal and interest
      (including post-petition interest accrued subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law), and other amounts payable under the Second Lien Loan Documents.



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           "Second Lien Indebtedness  Acceleration"  means, with respect to the
      Second Lien Indebtedness, that the holder or holders of such Second Lien Indebtedness, or an agent or representative on behalf of such holder or holders, have caused the maturity of such Second Lien Indebtedness to be
      accelerated   or  the  Second  Lien   Indebtedness   has  otherwise  been
      accelerated.

           "Second Lien Indebtedness Default" means the occurrence of any event under any Second Lien Loan Document which gives the Second Lien Creditor, or an agent or representative acting on behalf thereof, the right under the terms of the Second Lien Credit Agreement to cause the maturity of the Second Lien Indebtedness to be accelerated immediately without any further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace period.

           "Second Lien Lender Non-Payment Default" means the occurrence of any event under any Second Lien Loan Document, not constituting a Second Lien Lender Payment Default, which gives the holder(s) of such Second Lien Indebtedness, or an agent or representative acting on behalf of such holder(s), the right to cause the maturity of such Second Lien Indebtedness to be accelerated immediately without any further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace period.

           "Second Lien Lender Non-Payment Default Notice" means a written notice from or on behalf of the Second Lien Administrative Agent that a Second Lien Lender Non-Payment Default has occurred and is continuing which identifies such Second Lien Lender Non-Payment Default and specifically designates such notice as a "Second Lien Lender Non-Payment Default Notice."

           "Second Lien Lender Payment Default" means a default by the Borrowers or any Guarantor in the payment of any amount owing with respect to the Second Lien Indebtedness, whether with respect to principal, interest, premium, letter of credit reimbursement obligations, commitment fees or letter of credit fees or otherwise when the same becomes due and payable, whether at maturity or at a date fixed for payment of an installment or prepayment or by declaration or acceleration or otherwise.

           "Second Lien Lender Payment Default Notice" means a written notice from or on behalf of the Second Lien Administrative Agent that a Second Lien Lender Payment Default with respect to Second Lien Indebtedness has occurred and is continuing, and specifically designates such notice as a "Second Lien Lender Payment Default Notice".

           "Second Lien Lender Standstill Period" means the period beginning with the date of delivery of the notice by the Third Lien Lenders or the Third Lien Administrative Agent as set forth in Section 12(c) hereof and ending on the earliest of (a) the date when the Third Lien Indebtedness Default giving rise to such Second Lien Lender Standstill Period has been cured or waived in writing, (b) the date upon which the Senior Secured Indebtedness and the Second Lien Indebtedness has been paid in full in cash, all commitments of any holder of Senior Secured Indebtedness to make loans or extensions of credit have terminated, and all letters of credit issued by Senior Secured Creditor or



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     any Affiliate thereof have expired, terminated or been fully collateralized in cash, (c) the date on which the Senior Secured Indebtedness and the Second Lien Indebtedness shall have been declared due and payable prior to its stated maturity and (d) the date upon which any Insolvency Proceeding is commenced; provided that the total duration of all Second Lien Lender Standstill Periods shall not exceed 120 days in any consecutive 365 day period.

           "Second Lien Lenders" means all Persons which now or hereafter constitute a "Lender" under the Second Lien Credit Agreement and their respective successors and assigns, and all Persons refinancing any Second Lien Indebtedness and their respective successors and assigns.

           "Second Lien Loan Documents" means, collectively, (a) the Second Lien Credit Agreement, (b) the Second Lien Notes, if requested, and any other note, bond or other instrument evidencing Second Lien Indebtedness, (c) all mortgages, security agreements, pledge agreements or financing statements evidencing, creating or perfecting any Lien to secure the Second Lien Credit Agreement and the Second Lien Notes, if requested, in any way, (d) all guarantees thereof, (e) all other documents, instruments or agreements relating to the Second Lien Credit Agreement or the Second Lien Notes now or hereafter executed or delivered by any Loan Party, including without limitation each of the other "Loan Documents" as such term is defined in the Second Lien Credit Agreement, and (f) all renewals, extensions, amendments, modifications or restatements of the foregoing.

           "Second Lien Notes" means each promissory note requested by a Second Lien Lender and issued under the Second Lien Credit Agreement evidencing the term loans made pursuant to the term thereof, as from time to time renewed, extended, amended, supplemented, or restated, and any agreements representing the refinancing, replacement, or substitution in whole or in part thereof.

           "Secured Parties" means the Senior Administrative Agent, the Second Lien Administrative Agent, the Third Lien Administrative Agent, each Swap Counterparty, each of the Senior Secured Lenders, the Second Lien Lenders and the Third Lien Lenders.

           "Security Documents" means all security agreements, pledge agreements, deeds of trust, mortgages, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Loan Party to secure the Senior Secured Indebtedness, amounts payable under the Swap Agreements, the Second Lien Indebtedness and/or the Third Lien Indebtedness.

           "Senior Lender Acceleration Notice" means a written notice from or on behalf of the Senior Secured Indebtedness Representative to the Second Lien Lenders or the Second Lien Administrative Agent or other representative designated pursuant to Section 19 and the Third Lien Administrative Agent or the Third Lien Lenders or other representative designated pursuant to Section 20 hereof that a Senior Secured Indebtedness Acceleration shall have occurred and is continuing.

           "Senior Lender Blockage Period" means, with respect to any Senior Secured Indebtedness Acceleration, the period from and including the date of receipt by the Second Lien Lenders or the Second Lien
      Administrative  Agent  or other  representative  designated  pursuant  to
      Section 19 and the Third Lien Administrative Agent or the Third Lien Lenders or other representative designated pursuant to Section 20 hereof of a Senior Lender Acceleration Notice relating thereto until the first to occur of (a) the date upon which the Senior Secured Indebtedness has been paid in full in cash, all commitments of any holder of Senior Secured Indebtedness to make loans or extensions of credit have terminated, and all letters of credit issued by Senior Secured Creditor or any Affiliate thereof have expired, terminated or been fully collateralized in cash, (b) the date on which the Senior Secured Indebtedness Default which provides the basis for such Senior Lender
      Acceleration Notice has been waived in writing by the applicable holder or holders of the Senior Secured Indebtedness or an agent or representative on their behalf, or has been cured, or has ceased to exist, or (c) the date upon which the Second Lien Lenders or the Second Lien Administrative Agent or other representative designated pursuant to
      Section 19 hereof and the Third Lien Administrative Agent or the Third Lien Lenders or other representative designated pursuant to Section 20 hereof shall have received notice in writing of the termination of such Senior Lender Blockage Period.

           "Senior Lender Lien Enforcement Action" means any action, whether legal, equitable, judicial, non-judicial, or otherwise, to enforce any Lien now or in the future securing the Senior Secured Indebtedness, including, without limitation, exercise of any assignments of production or the right to receive proceeds thereof, division orders or letters in lieu of division orders, any offset, repossession, foreclosure, public sale, private sale, or retention of all or any part of an asset for all or any of the Senior Secured Indebtedness.

           "Senior Lender Non-Payment Default" means the occurrence of any event under any Senior Secured Loan Document, not constituting a Senior Lender Payment Default, which gives the holder(s) of such Senior Secured Indebtedness, or an agent or representative acting on behalf of such holder(s), the right to cause the maturity of such Senior Secured Indebtedness to be accelerated immediately without any further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace period.

           "Senior Lender Non-Payment Default Notice" means a written notice from or on behalf of the Senior Secured Indebtedness Representative that a Senior Lender Non-Payment Default has occurred and is continuing which identifies such Senior Lender Non-Payment Default and specifically designates such notice as a "Senior Lender Non-Payment Default Notice."

           "Senior Lender Payment Default" means a default by the Borrowers or any Guarantor in the payment of any amount owing with respect to the Senior Secured Indebtedness, whether with respect to principal, interest, premium, letter of credit reimbursement obligations, commitment fees or letter of credit fees or otherwise when the same becomes due and payable, whether at maturity or at a date fixed for payment of an installment or prepayment or by declaration or acceleration or otherwise.

           "Senior Lender Payment Default Notice" means a written notice from or on behalf of the Senior Secured Indebtedness Representative that a
      Senior Lender Payment Default with respect to Senior Secured Indebtedness has occurred and is continuing, and specifically designates such notice as a "Senior Lender Payment Default Notice".

           "Senior Lender Standstill Period" means the period beginning with the date of delivery of the notice by the Second Lien Lenders or the Second Lien Administrative Agent as set forth in Section 12(a) hereof and ending on the earliest of (a) the date when the Second Lien Indebtedness Default giving rise to such Senior Lender Standstill Period has been cured or waived in writing, (b) the date upon which the Senior Secured Indebtedness has been paid in full in cash, all commitments of any holder of Senior Secured Indebtedness to make loans or extensions of credit have terminated, and all letters of credit issued by Senior Secured Creditor or any Affiliate thereof have expired, terminated or been fully collateralized in cash, (c) the date on which the Senior Secured Indebtedness shall have been declared due and payable prior to its stated maturity and (d) the date upon which any Insolvency Proceeding is commenced; provided that the total duration of all Senior Lender Standstill Periods shall not exceed 120 days in any consecutive 365 day period.

           "Senior Secured Credit Agreement" means that certain Amended and Restated Senior Credit Agreement dated as of February 7, 2006 among the Borrowers, Guggenheim Corporate Funding, LLC, as administrative agent and the financial institutions listed therein from time to time as Senior Secured Lenders, as from time to time renewed, extended, amended, supplemented, or restated, and any agreements representing the refinancing, replacement, or substitution in whole or in part of the loans and letter of credit liabilities made or incurred under such Senior Secured Credit Agreement.

           "Senior Secured Creditor" means, individually and collectively, Senior Secured Creditor and all other present or future holders of all or part of the Senior Secured Indebtedness, and their respective successors and assigns.

           "Senior Secured Indebtedness" means and includes (a) all principal indebtedness for loans now outstanding or hereafter incurred, the undrawn portion of all Commitments (as defined in the Senior Secured Credit Agreement) and all letter of credit reimbursement obligations now
      existing  or  hereafter   arising,   under  the  Senior   Secured  Credit
      Agreement, provided that the aggregate outstanding principal amount of Senior Secured Indebtedness under this clause (a) shall not, at any time, exceed (i) $100,000,000 minus (ii) the aggregate amount of the net proceeds received from any sale of assets that is applied as described in Section 9.12(d) of the Second Lien Credit Agreement to repay or retire term loan debt under the Senior Secured Credit Agreement or permanently reduce the revolving commitments thereunder (the difference between (i) and (ii) is the "Senior Cap"), and provided further, that if
      the   aggregate   principal   amount  of  Senior   Secured   Indebtedness
      (constituting principal and letter of credit reimbursement obligations) shall exceed the Senior Cap, then the subordination of Liens with respect to the Second Lien Indebtedness and the Third Lien Indebtedness, as contemplated by this Agreement to the Senior Secured Indebtedness of the Senior Cap or less, shall not be impaired,  (b) all amounts now or hereafter owing to any Swap Counterparty,
     (c) all interest accruing on the Senior Secured Indebtedness described in the preceding clauses (a) and (b), and (d) all other monetary obligations (whether now outstanding or hereafter incurred) for which either of the Borrowers or any of the Guarantors is responsible or liable as obligor, guarantor or otherwise under or pursuant to any of the Senior Secured Loan Documents including, without limitation, all fees, penalties, yield protections, breakage costs, damages, indemnification obligations, reimbursement obligations, and expenses (including, without limitation, fees and expenses of counsel to the Senior Secured Indebtedness Representative and the Senior Secured Lenders) together with interest on the foregoing to the extent provided for in the Senior Secured Loan Documents. The interest described in the preceding clause (c) and the monetary obligations described in the preceding clause (d) include, without limitation, all interest and monetary obligations accruing after the commencement of any Insolvency Proceeding under the terms of the Senior Secured Loan Documents whether or not such interest or monetary obligations constitute an allowed claim in any such Insolvency Proceeding.

           "Senior Secured Indebtedness Acceleration" means, with respect to the Senior Secured Indebtedness, that the holder or holders of such Senior Secured Indebtedness, or an agent or representative on behalf of such holder or holders, have caused the maturity of such Senior Secured Indebtedness to be accelerated or the Senior Secured Indebtedness has otherwise been accelerated.

           "Senior Secured Indebtedness Default" means a Senior Lender Payment Default or a Senior Lender Non-Payment Default.

           "Senior Secured Indebtedness Representative" means (a) initially, the Senior Administrative Agent or (b) such other Person selected by the Majority Lenders (as such term is defined in the Senior Secured Credit Agreement) to replace the Senior Administrative Agent or the then Senior Secured Indebtedness Representative.

           "Senior Secured Lenders" means all Persons which now or hereafter constitute "Lenders" under the Senior Secured Credit Agreement and their respective successors and assigns, and all Persons refinancing any Senior Secured Indebtedness and their respective successors and assigns.

           "Senior Secured Loan Documents" means, collectively, (a) the Senior Secured Credit Agreement and the Swap Agreements, (b) any note, bond or other instrument evidencing Senior Secured Indebtedness, (c) all mortgages, security agreements, pledge agreements or financing statements evidencing, creating or perfecting any Lien to secure the Senior Secured Indebtedness in any way, (d) all guarantees of the Senior Secured Indebtedness, (e) all other documents, instruments or agreements relating to the Senior Secured Indebtedness now or hereafter executed or delivered by any Loan Party, including without limitation each of the other the "Loan Documents" as such term is defined in the Senior Secured Credit Agreement, and (f) all renewals, extensions, amendments, modifications or restatements of the foregoing.

           "Subsidiary" means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, managers or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrowers or one or more of their respective Subsidiaries or by one of the Borrowers or one or more of its Subsidiaries and (b) any partnership of which one of the Borrowers or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of one of the Borrowers.

           "Swap Agreement" means, at any date of determination, any agreement entered into by either Borrower or any of their Subsidiaries that is in full force and effect with respect to any swap, forward, future or derivative transaction, collar or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or their Subsidiaries shall be a Swap Agreement.

           "Swap Counterparty" means any party to a Swap Agreement other than Borrower or any Subsidiary of Borrower and, initially shall be BP Corporation North America Inc.

           "Third Lien Credit  Agreement"  means that  certain  Third Lien Term
      Loan Agreement dated of even date herewith among the Borrowers, Guggenheim Corporate Funding, LLC, as administrative agent and the financial institutions listed therein from time to time as Third Lien Lenders, as from time to time renewed, extended, amended, supplemented, or restated, and any agreements representing the refinancing, replacement, or substitution in whole or in part of the loans made or incurred under such Third Lien Credit Agreement.

           "Third Lien Creditor" means, individually and collectively, Third Lien Creditor and all other present or future holders of all or part of the Third Lien Indebtedness, and their respective successors and assigns.

           "Third Lien Enforcement Action" means, with respect to any Third Lien Indebtedness: any enforcement of any right or remedy including any enforcement or foreclosure of Liens granted by the Borrowers or any of the Guarantors to secure any or all of such Third Lien Indebtedness, any enforcement or foreclosure of Liens on any capital stock or other equity interests in either of the Borrowers or any of the Guarantors which may be granted by either of the Borrowers or any of the Guarantors or any holder of equity in either of the Borrowers to secure any or all of such Third Lien Indebtedness, or any other efforts to collect proceeds from either of the Borrowers' or any of the Guarantors' assets or properties
      (including   proceeds   of   production)   to  satisfy   the  Third

     Lien Indebtedness, including, without limitation, the commencement, or the joining with any other creditor of either of the Borrowers or any Guarantor in the commencement of any Insolvency Proceeding against either of the Borrowers or any of the Guarantors; provided, that none of the following shall constitute a Third Lien Enforcement Action: (a) acceleration of any of the Third Lien Indebtedness following acceleration of any of the Senior Secured Indebtedness or Second Lien Indebtedness (provided that such acceleration of Senior Secured Indebtedness or Second Lien Indebtedness has not previously been rescinded) or (b) actions by the Third Lien Creditor to obtain possession of or receive Reorganization Securities.

           "Third Lien Enforcement Notice" means a written notice which states that a default or an event of default under any provision of the Third Lien Indebtedness has occurred and that Third Lien Creditor desires to take enforcement action as a consequence thereof.

           "Third Lien Indebtedness" shall mean and include all indebtedness, obligations and liabilities of any Loan Party under the Third Lien Loan Documents, including, without limitation, all principal and interest
      (including post-petition interest accrued subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law), and other amounts payable under the Third Lien Loan Documents.

           "Third Lien Indebtedness Default" means the occurrence of any event under any Third Lien Loan Document which gives the Third Lien Creditor, or an agent or representative acting on behalf thereof, the right under the terms of the Third Lien Credit Agreement to cause the maturity of the Third Lien Indebtedness to be accelerated immediately without any further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace period.

           "Third Lien Lenders" means all Persons which now or hereafter constitute a "Lender" under the Third Lien Credit Agreement and their respective successors and assigns, and all Persons refinancing any Third Lien Indebtedness and their respective successors and assigns.

           "Third Lien Loan Documents" means, collectively, (a) the Third Lien Credit Agreement, (b) the Third Lien Notes, if requested, and any other note, bond or other instrument evidencing Third Lien Indebtedness, (c) all mortgages, security agreements, pledge agreements or financing statements evidencing, creating or perfecting any Lien to secure the Third Lien Credit Agreement and the Third Lien Notes, if requested, in any way, (d) all guarantees thereof, (e) all other documents, instruments or agreements relating to the Third Lien Credit Agreement or the Third Lien Notes now or hereafter executed or delivered by any Loan Party, including without limitation each of the other "Loan Documents" as such term is defined in the Third Lien Credit Agreement, and (f) all renewals, extensions, amendments, modifications or restatements of the foregoing.

           "Third Lien Notes" means each promissory note requested by a Third Lien Lender and issued under the Third Lien Credit Agreement evidencing the term loans made pursuant to the term thereof, as from time to time renewed, extended, amended, supplemented, or restated, and any agreements representing the refinancing, replacement, or substitution in whole or in part thereof.

           "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

     Section 2. General. (a) Notwithstanding any provision of the Third Lien Loan Documents, the Liens securing the Third Lien Indebtedness shall be subordinate and junior to the Liens securing all or any part of any of the Senior Secured Indebtedness and the Second Lien Indebtedness to the extent and in the manner provided in this Agreement and each Third Lien Lender, by acceptance thereof whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

          (b) Notwithstanding any provision of the Second Lien Loan Documents subject to Section 21(a) hereof, the Liens securing the Second Lien Indebtedness shall be subordinate and junior to the Liens securing all or any part of any of the Senior Secured Indebtedness to the extent and in the manner provided in this Agreement and each Second Lien Lender, by acceptance thereof whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

          (c) Notwithstanding any provision of the Senior Secured Loan Documents, the Liens securing all or any part of the Senior Secured Term Loans shall be subordinate and junior to the Liens securing the Senior Secured Revolving Loans and the obligations owed to the Swap Counterparties under the Swap Agreements to the extent and in the manner provided in this Agreement and each Senior Secured Term Lender, by acceptance thereof whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

          (d) At any time when an event of default has occurred and is continuing under the terms of any Swap Agreement, the Swap Counterparty under that Swap Agreement may deliver a written notice to that effect to the Senior Administrative Agent and/or the Collateral Agent.

     Section 3. Collateral Agent Appointment, Powers, Duties and Immunities.

          (a) Pursuant to the Security Documents executed by, or in favor of, the Senior Administrative Agent, the Loan Parties have granted Liens in favor of the Senior Administrative Agent in the Collateral. Pursuant to the Security Documents executed by, or in favor of, Second Lien Administrative Agent, the Loan Parties have granted Liens in favor of the Second Lien Administrative Agent in the Collateral. Pursuant to the Security Documents executed by, or in favor of, Third Lien Administrative Agent, the Loan Parties have granted Liens in favor of the Third Lien Administrative Agent in the Collateral. Each of the Senior Secured Creditor, the Second Lien Creditor, the Swap Counterparty and the Third Lien Creditor that is a signatory hereto hereby irrevocably appoints and authorizes Guggenheim Corporate Funding, LLC to act as Collateral Agent under the Security Documents on the terms and conditions set forth in this Agreement and Guggenheim Corporate Funding, LLC hereby accepts such appointment and shall have all of the rights and obligations of the Collateral Agent hereunder and of the Senior Administrative Agent, the Second Lien Administrative Agent and the Third Lien Administrative Agent under the Security Documents.

          (b) Each Lender hereby authorizes Collateral Agent to do the following in accordance with the terms of this Agreement and the Security Documents:

          (i) to receive all documents and items to be furnished from time to time to Collateral Agent, Senior Administrative Agent, Second Lien Administrative Agent, Third Lien Administrative Agent or any Lender under the Security Documents;

          (ii) to distribute to Senior Administrative Agent, Second Lien Administrative Agent and Third Lien Administrative Agent information, requests, documents, and other items received from the Loan Parties and other Persons under the Security Documents;

          (iii) to execute and deliver to Borrowers and other Persons requests, demands, notices, approvals, consents, waivers, and other communications received from Senior Administrative Agent, Second Lien Administrative Agent and/or Third Lien Administrative Agent in connection with the Security Documents and herewith subject to the terms and conditions set forth therein and herein;

          (iv) to receive on behalf of Senior Administrative Agent, Second Lien Administrative Agent and Third Lien Administrative Agent any payment of monies paid to Collateral Agent in accordance with this Agreement and the Security Documents, and to distribute to Senior Administrative Agent, Second Lien Administrative Agent and/or Third Lien Administrative Agent for the account of the applicable Lenders in accordance with the terms of this Agreement such monies so received by such Senior Administrative Agent, Second Lien Administrative Agent and/or Third Lien Administrative Agent;

          (v) to act on behalf of Lenders and the Swap Counterparties at the direction of Senior Administrative Agent, Second Lien Administrative Agent and/or Third Lien Administrative Agent to maintain the perfection and priority of the Liens created under the Security Documents;

          (vi) subject to the terms and conditions of the Security Documents and this Agreement, to exercise on behalf of Senior Administrative Agent all Senior Lender Lien Enforcement Actions and, subject to the terms and conditions of this Agreement to exercise on behalf of Second Lien
     Administrative Agent all Second Lien Enforcement Actions and on behalf of the Third Lien Administrative Agent all Third Lien Enforcement Actions permitted hereunder; and

          (vii) subject to the terms and conditions of the Security Documents and this Agreement, to take such other actions as may be directed by Senior Administrative Agent, Second Lien Administrative Agent and/or Third Lien Administrative Agent as are reasonably incident to any powers granted to Collateral Agent hereunder.

          (c) Notwithstanding any provision to the contrary contained elsewhere herein or in any Senior Secured Loan Document, Swap Agreement, Second Lien Loan Document or Third Lien Loan Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender, Swap Counterparty or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Senior Secured Loan Document, Swap Agreement, Second Lien Loan Document or Third Lien Loan Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Lenders and the Swap Counterparties irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien on any Collateral (i) if the property subject to such Lien is permitted to be sold or otherwise transferred pursuant to the Senior Secured Credit Agreement or such Lien is otherwise permitted to be released pursuant to the Senior Secured Loan Documents, the Second Lien Credit Agreement and the Third Lien Credit Agreement and (ii) upon termination of and payment in full of all Senior Secured Indebtedness, Second Lien Indebtedness and Third Lien Indebtedness (other than contingent indemnification obligations).

          (d) The Collateral Agent may execute any of its duties under this Agreement or the Security Documents by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

          (e) No Collateral Agent-Related Person shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the Security Documents or the transactions contemplated hereby and thereby including but not limited to those arising from its own negligence (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (ii) be responsible in any manner to any Lender, Swap Counterparty or participant for any recital, statement, representation or warranty made by the Loan Parties, or any officer thereof, contained herein or in the Security Documents, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or the Security Documents, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Security Documents, or for any failure of the Loan Parties to perform their obligations hereunder or thereunder. No Collateral Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, the Senior Secured Loan Documents, the Second Lien Loan Documents, the Third Lien Loan Documents, the Security Documents, or to inspect the properties, books or records of the Loan Parties.

          (f) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, facsimile or telephone message, electronic mail message, statement or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under the Security Documents unless it shall first receive such advice or concurrence of Senior Administrative Agent or, if the Senior Secured Indebtedness has been paid in full in cash, the Second Lien Administrative Agent, or, if the Senior Secured Indebtedness and the Second Lien Indebtedness have been paid in full in cash, the Third Lien Administrative Agent as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or the Security Documents in accordance with a request or consent of Senior Administrative Agent or, if the Senior Secured Indebtedness has been paid in full in cash, the Second Lien Administrative Agent, or, if the Senior Secured Indebtedness and the Second Lien Indebtedness have been paid in full in cash, the Third Lien Administrative Agent and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and Swap Counterparties.

          (g) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any "Default" or "Event of Default" under the Senior Secured Credit Agreement, the Second Lien Credit Agreement, the Third Lien Credit Agreement, the Security Documents or any Swap Agreement (as "Default" or "Event of Default" is defined in any of such documents), unless the Collateral Agent shall have received written notice from the Senior Administrative Agent, the Second Lien Administrative Agent or the Third Lien Administrative Agent, as applicable, the Swap Counterparty or a Borrower, describing such "Default" or "Event of Default" and stating that such notice is a "notice of default." The Collateral Agent will notify Senior Administrative Agent, the Second Lien Administrative Agent and the Third Lien Administrative Agent of its receipt of any such notice. The Collateral Agent shall take such action with respect to the Collateral after any such "Default" or "Event of Default" as may be directed by Senior Administrative Agent in accordance with the terms hereof until the Senior Secured Indebtedness has been paid in full in cash and all Commitments under the Senior Secured Credit Agreement have been terminated and thereafter as directed by the Second Lien Administrative Agent until the Second Lien Indebtedness is paid in full in cash and thereafter as directed by the Third Lien Administrative Agent in accordance with the terms hereof. Unless and until the Collateral Agent has received any such direction, the Collateral Agent shall not be obligated to take such action with respect to such "Default" or "Event of Default". Furthermore, the Collateral Agent may (but shall not be obligated to) take action hereunder to the extent necessary to maintain insurance on the Collateral or otherwise protect the Collateral from damage or destruction.

          (h) Each Lender and each Swap Counterparty acknowledges that no Collateral Agent-Related Person has made any representation or warranty to it, and that no act by the Collateral Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by any Collateral Agent-Related Person to any Lender or Swap Counterparty as to any matter, including whether Collateral Agent-Related Persons have disclosed material information in their possession. Each Lender and Swap Counterparty represents to the Collateral Agent that it has, independently and without reliance upon any Collateral Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into the Senior Secured Loan Documents, Second Lien Loan Documents or Third Lien Loan Documents, as applicable, and this Agreement and to extend credit to Borrowers under the applicable credit agreement. Each Lender and each Swap Counterparty also represents that it will, independently and without reliance upon any Collateral Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the Senior Secured Loan
Documents, any Swap Agreement, Second Lien Loan Documents or Third Lien Loan Documents, as applicable, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly required to be furnished to Senior Administrative Agent, Second Lien Administrative Agent or the Third Lien Administrative Agent by the Collateral Agent herein, the Collateral Agent shall not have any duty or responsibility to provide any Lender or Swap Counterparty with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties which may come into the possession of any Collateral Agent-Related Person.

          (i) The Lenders shall indemnify upon demand each Collateral Agent-Related Person (to the extent not reimbursed by or on behalf of the Loan Parties and without limiting the obligation of the Loan Parties to do so), to the extent of each Lender's Proportionate Share, and hold harmless each Collateral Agent-Related Person from and against any and all Indemnified Liabilities incurred by it, including but not limited to those arising from its own negligence; provided, however, that no Lender shall be liable for the payment to any Collateral Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Collateral Agent-Related Person's own gross negligence or willful misconduct; provided further, however, that no action taken in accordance with the directions of Senior Administrative Agent, Second Lien Administrative Agent or Third Lien Administrative Agent shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 3(i). Without limitation of the foregoing, each Lender shall reimburse the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable attorney's fees and expenses) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the Security Documents to the extent that the Collateral Agent is not reimbursed for such expenses by or on behalf of the Loan Parties. The undertaking in this Section 3(i) shall survive termination of the Senior Secured Credit Agreement, the Second Lien Credit Agreement and the Third Lien Credit Agreement.

          (j) Guggenheim Corporate Funding, LLC, and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, enter into hedging and derivative agreements, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Loan Parties as though Guggenheim Corporate Funding, LLC were not the Collateral Agent hereunder and without notice to or consent of the Lenders or any Swap Counterparty. The Lenders and the Swap Counterparties acknowledge that, pursuant to such activities, Guggenheim Corporate Funding, LLC or its Affiliates may receive information regarding the Loan Parties (including information that may be subject to confidentiality obligations in favor of the Loan Parties) and acknowledge that the Collateral Agent shall be under no obligation to provide such information to them. With respect to the Collateral, Guggenheim Corporate Funding, LLC shall have the same rights and powers under this Agreement and the Security Documents as any other Lender or any Swap Counterparty and may exercise such rights and powers as though it were not the Collateral Agent, and the terms "Lender" and "Lenders" include Guggenheim Corporate Funding, LLC in its individual capacity.

          (k) Successor Collateral Agent.

          (i) The Collateral Agent may resign as Collateral Agent upon not less than 20 days' notice to the Lenders and the Swap Counterparties, with such resignation to take effect upon the acceptance by a successor Collateral Agent of its appointment as the Collateral Agent hereunder. In addition in the event the Collateral Agent is no longer a Lender or the Senior Administrative Agent, the Required Lenders may remove the Collateral Agent by giving written notice thereof to the Collateral Agent at least 20 days' prior to the effective date of such removal. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment in writing within 20 days after the retiring Collateral Agent's giving of notice of resignation or its removal, then the retiring Collateral Agent may, on behalf of the Lenders and the Swap Counterparties, appoint a successor Collateral Agent which meets the eligibility requirements of paragraph (k)(iii) below. Upon acceptance of appointment as Collateral Agent, such successor shall thereupon and forthwith succeed to and become vested with all the rights, powers and privileges, immunities and duties of the retiring Collateral Agent, the term "Collateral Agent" shall mean such successor Collateral Agent, and the retiring Collateral Agent, upon the transferring and setting over to such successor Collateral Agent all rights, moneys and other collateral held by it in its capacity as Collateral Agent, shall be discharged from its duties and obligations hereunder. After any retiring
     Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this paragraph (k)(i) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

          (ii) Any successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to Borrowers, the Senior Administrative Agent, the Senior Secured Lenders, the Swap Counterparties, the Second Lien
     Administrative Agent, the Second Lien Lenders, the Third Lien Administrative Agent, the Third Lien Lenders and the predecessor Collateral Agent an instrument accepting such appointment, and thereupon such successor Collateral Agent, without any further act, deed, conveyance or transfer, shall become vested with the title to the Collateral, and with all the rights, powers, duties and obligations of the predecessor Collateral Agent in the trust hereunder, with like effect as if originally named as Collateral Agent herein. Upon the request of any such successor Collateral Agent, Borrowers and the predecessor Collateral Agent shall promptly execute and deliver such instruments of conveyance and further assurance reflecting terms consistent with the terms of the Senior Secured Loan Documents, the Second Lien Loan Documents and the Third Lien Loan Documents then in effect and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Collateral Agent its interest in the Collateral and all such rights, powers, duties and obligations of the predecessor Collateral Agent hereunder, and the predecessor Collateral Agent shall also promptly assign and deliver to the successor Collateral Agent any Collateral subject to the lien and security interest of this Agreement which may then be in its possession.

          (iii) Any successor Collateral Agent appointed by a retiring Collateral Agent pursuant to paragraph (k)(i) above shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of any state, having a capital, surplus and undivided profits aggregating at least $500,000,000 and whose certificates of deposit have a Satisfactory Rating, if there be such a bank or trust company willing and able to accept the duties hereunder upon reasonable and customary terms. As used in this paragraph (k)(iii), the term "Satisfactory Rating" means, with respect to any Person, that such Person and its bank deposits or other short term credit obligations have both a short-term bank deposit rating of Prime-2 or better from Moody's Investors Service, Inc. and a short term credit obligation rating of A-3 or better from Standard and Poor's Rating Service, a division of The McGraw-Hill Companies.

          (iv) Any corporation or limited liability company into which the Collateral Agent may be merged or with which it may be consolidated, or any corporation or limited liability company resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

          (l) Whenever Collateral Agent in good faith determines that it is uncertain about how to distribute any funds which it has received, or whenever Collateral Agent in good faith determines that there is any dispute among Lenders and/or Swap Counterparties about how such funds should be distributed, Collateral Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Collateral Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Collateral Agent is otherwise required to invest funds pending distribution to Lenders or Swap Counterparties, Collateral Agent shall invest such funds pending distribution; all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Collateral Agent for distribution to Lenders and Swap Counterparties shall be held by Collateral Agent pending such distribution solely as

Collateral Agent for such Lenders and Swap Counterparties, and Collateral Agent shall have no equitable title to any portion thereof except in its separate capacity as a Lender.

          (m) The Second Lien Administrative Agent and each Second Lien Lender hereby waives and agrees not to assert: (i) any right, now or hereafter existing, to require Collateral Agent or the Senior Secured Creditor to proceed against or exhaust any Collateral at any time securing the Senior Secured Indebtedness or to marshal any assets in favor of Second Lien Administrative Agent, any Second Lien Lender or any other holder of Second Lien Indebtedness or to receive notice that the Collateral Agent has elected to, or is pursuing, remedies against the Collateral; and (ii) any notice of the incurrence of Senior Secured Indebtedness, it being understood that Senior Secured Lenders may, in reliance upon these subordination provisions, make advances under the Senior Secured Loan Documents, or any other agreement, document, or instrument now or hereafter relating to the Senior Secured Indebtedness (in compliance with the terms of this Agreement), without notice to or authorization of Second Lien Administrative Agent.

          (n) The Third Lien Administrative Agent and each Third Lien Lender hereby waives and agrees not to assert: (i) any right, now or hereafter existing, to require Collateral Agent or the Senior Secured Creditor or the Second Lien Creditor to proceed against or exhaust any Collateral at any time securing the Senior Secured Indebtedness or the Second Lien Indebtedness or to marshal any assets in favor of Third Lien Administrative Agent, any Third Lien Lender or any other holder of Third Lien Indebtedness or to receive notice that the Collateral Agent has elected to, or is pursuing, remedies against the Collateral; and (ii) any notice of the incurrence of Senior Secured Indebtedness or Second Lien Indebtedness, it being understood that Senior Secured Lenders and Second Lien Lenders may, in reliance upon these subordination provisions, make advances under the Senior Secured Loan Documents and/or Second Lien Loan Documents, or any other agreement, document, or instrument now or hereafter relating to the Senior Secured Indebtedness and/or Second Lien Indebtedness (in compliance with the terms of this Agreement), without notice to or authorization of Third Lien Administrative Agent.

          (o) For the limited purpose of perfecting the security interests of the Senior Secured Creditor, the Second Lien Creditor and the Third Lien Creditor in those types or items of Collateral in which a security interest may only be perfected by possession or control, each of the Senior Administrative Agent, the Second Lien Administrative Agent and the Third Lien Administrative Agent hereby appoints the Collateral Agent as its agent and bailee for the limited purpose of possessing or controlling on its behalf any such Collateral that is in or may come into the possession of the Collateral Agent from time to time, and the Collateral Agent agrees to act as the agent and bailee for such limited purpose of perfecting the Senior Administrative Agent's, the Second Lien Administrative Agent's and the Third Lien Administrative Agent's security interests by possession or control through an agent or bailee.

          (p) Notwithstanding anything contained herein to the contrary, the Senior Administrative Agent shall not provide any advice, concurrence, request, consent or direction to Collateral Agent under Section 3(f) or Section 3(g) hereof unless instructed to do so by Required Senior Secured Revolving Lenders (or if the Senior Secured Indebtedness described in clauses (i) through (iv) of
Section 5 has been paid in full, by Required Senior Secured Term Loan Lenders, if applicable). Upon the occurrence and during the continuance of a Senior Secured Indebtedness Default, Senior Administrative Agent shall (and is hereby authorized by the parties hereto to), after its receipt of written demand by Required Senior Secured Revolving Lenders (or if the Senior Secured Indebtedness described in clauses (i) through (iv) of Section 5 has been paid in full, by the Required Senior Secured Term Loan Lenders, if applicable), accelerate the maturity of the Senior Secured Indebtedness and direct Collateral Agent to commence and diligently pursue in good faith the exercise of its enforcement rights or remedies against, and take action to enforce its Liens on, the Collateral as directed by the Required Senior Secured Revolving Lenders (or if the Senior Secured Indebtedness described in clauses (i) through (iv) of Section 5 has been paid in full, by Required Senior Secured Term Loan Lenders, if applicable) and exercise such rights and remedies by the terms of the Senior Secured Loan Documents and/or under applicable law (including, without limitation, any or all of the following as directed by the Required Senior Secured Revolving Lenders (or if the Senior Secured Indebtedness described in clauses (i) through (iv) of Section 5 has been paid in full, by the Required Senior Secured Term Loan Lenders): solicitation of bids from third parties to conduct the liquidation of all or a material portion of Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting, and selling a material portion of the Collateral, the opposition of the use of cash collateral or sale of assets in an Insolvency Proceeding, seeking to obtain relief from any stay imposed by applicable law governing an Insolvency Proceeding, the commencement of any action to foreclose on its Lien on all or any material portion of the Collateral, notification of account debtors to make payments to the Collateral Agent or its agents, any action to take possession of all or any material portion of the Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of the Collateral); provided that (A) such Senior Secured Indebtedness Default has not been waived or cured, (B) in the good faith determination of Collateral Agent, taking such enforcement action is permitted under the terms of the Senior Secured Loan Documents and applicable law, and (C) taking such enforcement action will not result in any liability of any Agent, Lender or Swap Counterparty to any Loan Party. From and after the date upon which the Senior Secured Indebtedness has been paid in full in cash, all commitments of any holder of Senior Secured Indebtedness to make loans or extensions of credit have terminated, and all letters of credit issued by Senior Secured Creditor or any Affiliate thereof have expired, terminated or been fully collateralized in cash, the right to provide any advice, concurrence, consent and direction to the Collateral Agent that is to be provided by the Senior
Administrative Agent pursuant to the terms of this Section 3(p) shall be provided by the Second Lien Administrative Agent, when instructed to do so by the Required Second Lien Lenders.

          (q) Notwithstanding anything contained herein to the contrary, the Second Lien Administrative Agent shall not provide any advice, concurrence, request, consent or direction to Collateral Agent under Section 3(f) or Section 3(g) hereof unless instructed to do so by Required Second Lien Lenders. After, and only after, the Senior Secured Indebtedness has been paid in full in cash, upon the occurrence and during the continuance of a Second Lien Indebtedness Default, the Second Lien Administrative Agent shall (and is hereby authorized by the parties hereto to), after its receipt of written demand by Required Second Lien Lenders, accelerate the maturity of the Second Lien Indebtedness and direct Collateral Agent to commence and diligently pursue in good faith the exercise of its enforcement rights or remedies against, and take action to enforce its Liens on, the Collateral as directed by the Required Second

Lien Lenders and exercise such rights and remedies by the terms of the Second Lien Loan Documents and/or under applicable law (including, without limitation, any or all of the following as directed by the Required Second Lien Lenders: solicitation of bids from third parties to conduct the liquidation of all or a material portion of Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting, and selling a material portion of the Collateral, the opposition of the use of cash collateral or sale of assets in an Insolvency Proceeding, seeking to obtain relief from any stay imposed by applicable law governing an Insolvency Proceeding, the commencement of any action to foreclose on its Lien on all or any material portion of the Collateral, notification of account debtors to make payments to the Collateral Agent or its agents, any action to take possession of all or any material portion of the Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of the Collateral); provided that (A) such Second Lien Indebtedness Default has not been waived or cured, (B) in the good faith determination of Collateral Agent, taking such enforcement action is permitted under the terms of this Agreement, the Second Lien Loan Documents and applicable law, and (C) taking such enforcement action will not result in any liability of any Agent or any Second Lien Lender to any Loan Party. From and after the date upon which the Second Lien Indebtedness has been paid in full in cash, the right to provide any advice, concurrence, consent and direction to the Collateral Agent that is to be provided by the Second Lien Administrative Agent pursuant to the terms of this
Section 3(q) shall be provided by the Third Lien Administrative Agent, when instructed to do so by the Required Third Lien Lenders.

          (r) Notwithstanding anything contained herein to the contrary, the Third Lien Administrative Agent shall not provide any advice, concurrence, request, consent or direction to Collateral Agent under Section 3(f) or Section 3(g) hereof unless instructed to do so by Required Third Lien Lenders. After, and only after, the Senior Secured Indebtedness and the Second Lien Indebtedness have been paid in full in cash, upon the occurrence and during the continuance of a Third Lien Indebtedness Default, the Third Lien Administrative Agent shall (and is hereby authorized by the parties hereto to), after its receipt of written demand by Required Third Lien Lenders, accelerate the maturity of the Third Lien Indebtedness and direct Collateral Agent to commence and diligently pursue in good faith the exercise of its enforcement rights or remedies against, and take action to enforce its Liens on, the Collateral as directed by the Required Third Lien Lenders and exercise such rights and remedies by the terms of the Third Lien Loan Documents and/or under applicable law (including, without limitation, any or all of the following as directed by the Required Third Lien
Lenders: solicitation of bids from third parties to conduct the liquidation of all or a material portion of Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting, and selling a material portion of the Collateral, the opposition of the use of cash collateral or sale of assets in an Insolvency Proceeding, seeking to obtain relief from any stay imposed by applicable law governing an Insolvency Proceeding, the commencement of any action to foreclose on its Lien on all or any material portion of the Collateral, notification of account debtors to make payments to the Collateral Agent or its agents, any action to take possession of all or any material portion of the Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of the Collateral); provided that (A) such Third Lien
Indebtedness Default has not been waived or cured, (B) in the good faith determination of Collateral Agent, taking such enforcement action is permitted under the terms of this Agreement, the Third Lien Loan Documents and applicable law, and (C) taking such enforcement action will not result in any liability of any Agent or any Third Lien Lender to any Loan Party.

     Section 4. Collateral Accounts.

          (a) The Collateral Agent shall maintain one or more accounts (the "Collateral Accounts") into which shall be deposited all amounts received by it in its capacity as the Collateral Agent, in respect of any Senior Secured Loan Document, Second Lien Loan Document or the Third Lien Loan Document, including all proceeds of Collateral. The Collateral Accounts referred to in the preceding sentence shall be established and maintained for the benefit of all Secured Parties. The Collateral Agent, for the benefit of the Agents, the Lenders and the Swap Counterparties, shall have exclusive dominion and control over the Collateral Accounts.

          (b) Prior to the delivery of Notice of Default, any amounts deposited in the Collateral Accounts shall be disbursed to the Borrowers. After the delivery of a Notice of Default, except as otherwise set forth herein, all amounts deposited in the Collateral Accounts shall be disbursed only as provided in Section 5 hereof.

     Section 5. Application of Proceeds. After delivery of a Notice of Default but prior to delivery of a Senior Lender Acceleration Notice all amounts deposited in the Collateral Accounts shall be applied in the following order of priority:

          (i)  first,   to  pay   obligations   in   respect   of  any   expense
     reimbursements, indemnities or other liabilities then due to any Agent until such obligations have been paid in full;

          (ii) second, to pay obligations in respect of any fees then due to any Agent or the Issuing Bank until such obligations have been paid in full;

          (iii) third, to pay interest, fees, expense reimbursements and indemnities due and unpaid in respect of the Senior Secured Indebtedness, interest, fees, expense reimbursements, indemnities and other non-accelerated regularly scheduled amounts due and unpaid in respect of any Swap Agreement, interest, fees, expense reimbursements and indemnities due and unpaid with respect to the Second Lien Indebtedness and interest, fees, expense reimbursements and indemnities due and unpaid with respect to the Third Lien Indebtedness until such amounts have been paid in full;

          (iv) fourth, to (A) pay all other amounts due and payable pursuant to the terms of any Swap Agreement, (B) pay the principal amount outstanding of the Senior Secured Revolving Loans and (C) pay reimbursement obligations with respect to any letter of credit and to cash collateralize the LC Exposure under the Senior Secured Credit Agreement until all such amounts have been paid in full;

          (v) fifth, to pay the principal amounts due and unpaid of the Senior Secured Term Loans until all such amounts have been paid in full;

          (vi) sixth, to pay the principal amounts due and unpaid of the Second Lien Indebtedness until all such amounts have been paid in full;

          (vii) seventh, to pay the principal amounts due and unpaid of the Third Lien Indebtedness until all such amounts have been paid in full;

          (viii) eighth, to the Borrowers;

provided, however, if sufficient funds are not available to fund all payments to be made in respect of any of the obligations described in any one of the foregoing clauses (i) through (vii), the available funds being applied with respect to any such obligations referred to in such clause shall be allocated to the payment of such obligations ratably, based on the proportion of each Agent's, each Lender's, each Swap Counterparty's or the Issuing Bank's interest in the aggregate outstanding obligations described in such clause. No obligation shall be considered paid in full unless paid in cash.

     Section 6. Senior Secured Indebtedness Acceleration. (a) Except under circumstances when the terms of Section 9 of this Agreement are applicable, if
(i) a Senior Secured Indebtedness Acceleration shall have occurred and be continuing and (ii) (A) the Second Lien Lenders or the Second Lien Administrative Agent or other representative shall have received a Senior Lender Acceleration Notice, then neither of the Borrowers nor any Guarantor may make, and no Second Lien Lender shall accept, receive or collect, any direct or indirect payment or distribution of any kind or character (in cash, securities, other Property, by setoff, or otherwise other than Reorganization Securities) of any properties or assets of the Borrowers or any of the Guarantors on account of the Second Lien Indebtedness during the related Senior Lender Blockage Period; provided, however, that in the case of any payment on or in respect of any Second Lien Indebtedness that would (in the absence of any such Senior Lender Acceleration Notice) have been due and payable on any date (a "Scheduled Payment Date") during such Senior Lender Blockage Period pursuant to the terms of the Second Lien Credit Agreement or the Second Lien Notes, if requested, as in effect on the date hereof or as amended consistent with the provisions of
Section 17 of this Agreement, the provisions of this Section 6 shall not prevent the making and acceptance of such payment (a "Scheduled Payment"), together with any additional default interest as is due on the Second Lien Credit Agreement or the Second Lien Notes, on or after the date immediately following the termination of such Senior Lender Blockage Period, and/or (B) the Third Lien Lenders or the Third Lien Administrative Agent or other representative shall have received a Senior Lender Acceleration Notice, then neither of the Borrower nor any Guarantor shall make and no Third Lien Lender shall accept, receive or collect, any direct or indirect payment or distribution of any kind or character (in cash, securities, other Property, by setoff, or otherwise other than Reorganization Securities) of any properties or assets of the Borrowers or any of the Guarantors on account of the Third Lien Indebtedness during the related Senior Lender Blockage Period; provided, however, that in the case of any payment on or in respect of any Third Lien Indebtedness that would (in the absence of any such Senior Lender Acceleration Notice) have been due and payable on a Scheduled Payment Date during such Senior Lender Blockage Period pursuant to the terms of the Third Lien Credit Agreement as in effect on the date hereof or as amended consistent with the provisions of Section 17 of this Agreement, the provisions of this Section 6 shall not prevent the making and acceptance of a Scheduled Payment, together with any additional default interest as is due on the

Third Lien Credit Agreement or the Third Lien Notes, on or after the date immediately following the termination of such Senior Lender Blockage Period. In the event that, notwithstanding the foregoing, either of the Borrowers or any of the Guarantors shall make any payment or distribution to any Second Lien Lender or Third Lien Lender prohibited by the foregoing provisions of this Section 6, then and in such event such payment or distribution shall be held in trust for the benefit of and immediately shall be paid over to the Collateral Agent for application as set forth in this Agreement. Any Senior Lender Acceleration Notice shall be deemed received by the Second Lien Lenders and Third Lien Lenders upon the date of actual receipt by the Second Lien Lenders or the Second Lien Administrative Agent or other representative designated pursuant to Section 19 or the Third Lien Lenders or the Third Lien Administrative Agent or other representative designated pursuant to Section 20 hereof of such Senior Lender Acceleration Notice in writing.

          (b) On and after receipt by the Second Lien Lenders and Third Lien Lenders of a Senior Lender Acceleration Notice, the holders of the Senior Secured Indebtedness shall be entitled to receive payment in full in cash of the Senior Secured Indebtedness and cash collateral in respect of all outstanding letters of credit and Swap Counterparties shall be entitled to receive all amounts payable under the Swap Agreements, before the Second Lien Lenders and Third Lien Lenders are entitled to receive any direct or indirect payment or distribution of any kind or character, whether in cash, Property or securities (other than Reorganization Securities) on account of the Second Lien Indebtedness or Third Lien Indebtedness; provided that the priority of payment shall, in each case, be as follows:

          (i)  first,   to  pay   obligations   in   respect   of  any   expense
     reimbursements, indemnities or other liabilities then due to any Agent until such obligations have been paid in full;

          (ii) second, to pay obligations in respect of any fees then due to any Agent or the Issuing Bank until such obligations have been paid in full;

          (iii) third, to pay interest, fees, expense reimbursements and indemnities due and unpaid in respect of the Senior Secured Revolving Loans;

          (iv) fourth, to pay (A) all principal amounts unpaid in respect of the Senior Secured Revolving Loans, (B) all reimbursement obligations with respect to any letter of credit and to cash collateralize the LC Exposure under the Senior Secured Credit Agreement and (C) all amounts due and payable pursuant to the terms of any Swap Agreement, until all such amounts have been paid in full;

          (v)  fifth,  to  pay  interest,   fees,  expense   reimbursements  and
     indemnities due and unpaid in respect of the Senior Secured Term Loans until such amounts have been paid in full;

          (vi) sixth, to pay all principal amounts unpaid in respect of the Senior Secured Term Loans until all such amounts have been paid in full;

          (vii) seventh, to pay interest, fees, expense reimbursements and indemnities due and unpaid in respect of the Second Lien Indebtedness until such amounts have been paid in full;

          (viii) eighth, to pay all principal amounts unpaid in respect of the Second Lien Indebtedness until all such amounts have been paid in full;

          (ix)  ninth,  to  pay  interest,   fees,  expense  reimbursements  and
     indemnities due and unpaid in respect of the Third Lien Indebtedness until such amounts have been paid in full;

          (x) tenth, to pay all principal amounts unpaid in respect of the Third Lien Indebtedness until all such amounts have been paid in full; and

          (xi) eleventh, to the Borrower;

provided, however, if sufficient funds are not available to fund all payments to be made in respect of any of the obligations described in any one of the foregoing clauses (i) through (x), the available funds being applied with respect to any such obligations referred to in such clause shall be allocated to the payment of such obligations ratably, based on the proportion of each Agent's, each Lender's, each Swap Counterparty's or the Issuing Bank's interest in the aggregate outstanding obligations described in such clause.

          (c) Except under circumstances when the terms of Section 9 of this Agreement are applicable, if (i) a Second Lien Indebtedness Acceleration shall have occurred and be continuing and (ii) the Third Lien Lenders or the Third Lien Administrative Agent or other representative shall have received a Second Lien Acceleration Notice, then neither of the Borrowers nor any Guarantor may make, and no Third Lien Lender shall accept, receive or collect, any direct or indirect payment or distribution of any kind or character (in cash, securities, other Property, by setoff, or otherwise other than Reorganization Securities) of any properties or assets of the Borrowers or any of the Guarantors on account of the Third Lien Indebtedness during the related Second Lien Blockage Period; provided, however, that in the case of any payment on or in respect of any Third Lien Indebtedness that would (in the absence of any such Second Lien Acceleration Notice) have been due and payable on any date (a "Scheduled Payment Date") during such Second Lien Blockage Period pursuant to the terms of the Third Lien Credit Agreement or the Third Lien Notes, if requested, as in effect on the date hereof or as amended consistent with the provisions of Section 17 of this Agreement, the provisions of this Section 6 shall not prevent the making and acceptance of such payment (a "Scheduled Payment"), together with any additional default interest as is due on the Third Lien Credit Agreement or the Third Lien Notes, on or after the date immediately following the termination of such Second Lien Blockage Period. In the event that, notwithstanding the foregoing, either of the Borrowers or any of the Guarantors shall make any payment or distribution to any Third Lien Lender prohibited by the foregoing provisions of this Section 6, then and in such event such payment or distribution shall be held in trust for the benefit of and immediately shall be paid over to the Collateral Agent for application as set forth in this Agreement. Any Second Lien Acceleration Notice shall be deemed received by the Third Lien Lenders upon the date of actual receipt by the Third Lien Lenders or the Third Lien Administrative Agent or other representative designated pursuant to Section 20 hereof of such Second Lien Acceleration Notice in writing.

          (d) After, and only after, the Senior Secured Indebtedness has been paid in full in cash, on and after receipt by the Third Lien Lenders of a Second Lien Acceleration Notice, the holders of the Second Lien Indebtedness shall be entitled to receive payment in full in cash of the Second Lien Indebtedness, before the Third Lien Lenders are entitled to receive any direct or indirect payment or distribution of any kind or character, whether in cash, Property or securities (other than Reorganization Securities) on account of the Third Lien Indebtedness; provided that the priority of payment shall, in each case, be as follows:

          (i)  first,   to  pay   obligations   in   respect   of  any   expense
     reimbursements, indemnities or other liabilities then due to any Agent until such obligations have been paid in full;

          (ii) second, to pay obligations in respect of any fees then due to any Agent until such obligations have been paid in full;

          (iii) third, to pay interest, fees, expense reimbursements and indemnities due and unpaid in respect of the Second Lien Indebtedness until such amounts have been paid in full;

          (iv) fourth, to pay all principal amounts unpaid in respect of the Second Lien Indebtedness until all such amounts have been paid in full;

          (v)  fifth,  to  pay  interest,   fees,  expense   reimbursements  and
     indemnities due and unpaid in respect of the Third Lien Indebtedness until such amounts have been paid in full;

          (vi) sixth, to pay all principal amounts unpaid in respect of the Third Lien Indebtedness until all such amounts have been paid in full; and

          (vii) seventh, to the Borrower.

     Section 7.  Second  Lien  Standstill.  Upon the  delivery  of notice to the
Senior Administrative Agent by the Second Lien Lenders or Second Lien Administrative Agent pursuant to Section 12(a) of this Agreement, the Second Lien Lenders and the Second Lien Administrative Agent or other representative of the Second Lien Lenders designated hereunder will not commence any Second Lien Enforcement Action relative to any of the Borrowers or any of the Guarantors during the Senior Lender Standstill Period. Upon the termination of the Senior Lender Standstill Period, the Second Lien Lenders may exercise all rights or remedies they may have in law or equity; provided, however, that if a Senior Lender Standstill Period terminates pursuant to clause (d) of the definition thereof, no Second Lien Lender and no agent or representative thereof shall exercise any remedies against, or attempt to foreclose upon, garnish, sequester or execute upon, any Property known to it as constituting Collateral (other than to file or record any judgment Liens it may have obtained against such Collateral) during the period that such Senior Lender Standstill Period would have been in effect but for termination pursuant to clause (d) of the definition of "Senior Lender Standstill Period."

     Section 8. Third Lien Standstill. Upon the delivery of notice to the Senior Administrative Agent and the Second Lien Administrative Agent by the Third Lien Lenders or Third Lien Administrative Agent pursuant to Section 12(c) of this Agreement, the Third Lien Lenders and the Third Lien Administrative Agent or other representative of the Third Lien Lenders designated hereunder will not commence any Third Lien Enforcement Action relative to any of the Borrowers or any of the Guarantors during the Second Lien Lender Standstill Period. Upon the termination of the Second Lien Lender Standstill Period, the Third Lien Lenders may exercise all rights or remedies they may have in law or equity; provided, however, that if a Second Lien Lender Standstill Period terminates pursuant to clause (d) of the definition thereof, no Third Lien Lender and no agent or representative thereof shall exercise any remedies against, or attempt to foreclose upon, garnish, sequester or execute upon, any Property known to it as constituting Collateral (other than to file or record any judgment Liens it may have obtained against such Collateral) during the period that such Second Lien Lender Standstill Period would have been in effect but for termination pursuant to clause (d) of the definition of "Second Lien Lender Standstill Period."

     Section 9. Insolvency; Bankruptcy; Etc. In the event of the institution of any Insolvency Proceeding relative to either of the Borrowers or any of the Guarantors, then:

          (a) The holders of the Senior Secured Indebtedness shall be entitled to receive payment in full in cash of the Senior Secured Indebtedness and cash collateral in respect of all outstanding letters of credit and Swap Counterparties shall be entitled to receive all amounts payable under the Swap Agreements, before the Second Lien Lenders or Third Lien Lenders are entitled to receive any direct or indirect payment or distribution of any kind or character, whether in cash, Property or securities (other than Reorganization Securities) on account of the Second Lien Indebtedness or Third Lien Indebtedness, as applicable; provided that the priority of payment shall, in each case, be as follows:

          (i)  first,   to  pay   obligations   in   respect   of  any   expense
     reimbursements, indemnities or other liabilities then due to any Agent until such obligations have been paid in full;

          (ii) second, to pay obligations in respect of any fees then due to any Agent or the Issuing Bank until such obligations have been paid in full;

          (iii) third, to pay interest, fees, expense reimbursements and indemnities due and unpaid in respect of the Senior Secured Revolving Loans;

          (iv) fourth, to pay (A) all principal amounts unpaid in respect of the Senior Secured Revolving Loans, (B) all reimbursement obligations with respect to any letter of credit and to cash collateralize the LC Exposure under the Senior Secured Credit Agreement and (C) all amounts due and payable pursuant to the terms of any Swap Agreement, until all such amounts have been paid in full;

          (v)  fifth,  to  pay  interest,   fees,  expense   reimbursements  and
     indemnities due and unpaid in respect of the Senior Secured Term Loans until such amounts have been paid in full;

          (vi) sixth, to pay all principal amounts unpaid in respect of the Senior Secured Term Loans until all such amounts have been paid in full;

          (vii) seventh, to pay interest, fees, expense reimbursements and indemnities due and unpaid in respect of the Second Lien Indebtedness until such amounts have been paid in full;

          (viii) eighth, to pay all principal amounts unpaid in respect of the Second Lien Indebtedness until all such amounts have been paid in full;

          (ix)  ninth,  to  pay  interest,   fees,  expense  reimbursements  and
     indemnities due and unpaid in respect of the Third Lien Indebtedness until such amounts have been paid in full;

          (x) tenth, to pay all principal amounts unpaid in respect of the Third Lien Indebtedness until all such amounts have been paid in full; and

          (xi) eleventh, to the Borrower;

provided, however, if sufficient funds are not available to fund all payments to be made in respect of any of the obligations described in any one of the foregoing clauses (i) through (x), the available funds being applied with respect to any such obligations referred to in such clause shall be allocated to the payment of such obligations ratably, based on the proportion of each Agent's, each Lender's, each Swap Counterparty's or the Issuing Bank's interest in the aggregate outstanding obligations described in such clause.

          (b) Any direct or indirect payment or distribution of any kind or character, whether in cash, Property or securities, by setoff or otherwise, which may be payable or deliverable in such proceedings in respect of the Second Lien Indebtedness but for the provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution, whether either of the Borrowers, any Guarantor, a trustee in bankruptcy, a receiver, a liquidating trustee, or otherwise, to the Collateral Agent for the account of the holders of Senior Secured Indebtedness and/or the Swap Counterparties, to the extent necessary to make payment in full in cash of all Senior Secured Indebtedness remaining unpaid, to fully cash collateralize all outstanding letters of credit, and to make payment of amounts payable under the Swap Agreements; provided, however, that no such delivery of any Reorganization Securities shall be made to any holders of the Senior Secured Indebtedness or to any Swap Counterparty.

          (c) Any direct or indirect payment or distribution of any kind or character, whether in cash, Property or securities, by setoff or otherwise, which may be payable or deliverable in such proceedings in respect of the Third Lien Indebtedness but for the provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution, whether either of the Borrowers, any Guarantor, a trustee in bankruptcy, a receiver, a liquidating trustee, or otherwise, to the Collateral Agent for the account of (i) the holders of Senior Secured Indebtedness and/or the Swap Counterparties, to the extent necessary to make payment in full in cash of all Senior Secured Indebtedness remaining unpaid, to fully cash collateralize all outstanding letters of credit, and to make payment of amounts payable under the Swap Agreements or (ii) if all such indebtedness is paid or cash collateralized as provided in the Senior

Secured Loan Documents, for the account of the holders of the Second Lien Indebtedness to the extent necessary to make payment in full of such indebtedness; provided, however, that no such delivery of any Reorganization Securities intended to be issued to the Third Lien Lenders shall be made to any holders of the Senior Secured Indebtedness or to any Swap Counterparty or the Second Lien Lenders and no such delivery of Reorganization Securities intended to be issued to the Third Lien Lenders shall be made to any party other than the Third Lien Administrative Agent or the Third Lien Lenders.

          (d) In the event that, notwithstanding the foregoing provisions of this Section 9, the Senior Secured Creditor or the Second Lien Creditor or the Third Lien Creditor shall have received any such payment or distribution of any kind or character, whether in cash, Property or securities (other than Reorganization Securities), by setoff or otherwise, then and in such event such payment or distribution shall be held in trust for the benefit of, and immediately shall be paid over to, the Collateral Agent for application to the payment of all Senior Secured Indebtedness, amounts payable under Swap Agreements and Second Lien Indebtedness and the Third Lien Indebtedness remaining unpaid, pursuant to the terms of this Section 9.

          (e) If no proof of claim is filed in any Insolvency Proceeding with respect to any Second Lien Indebtedness or Third Lien Indebtedness by the tenth day prior to the bar date for any such proof of claim, the Collateral Agent may, after notice to the Second Lien Lenders or the Second Lien Administrative Agent or other representative designated pursuant to Section 19 hereof or the Third Lien Lenders or the Third Lien Administrative Agent or other representative designated pursuant to Section 20 hereof, as applicable, file such a proof of claim on behalf of the Second Lien Lenders or Third Lien Lenders, as applicable, and each Second Lien Lender and Third Lien Lender hereby irrevocably appoints the Collateral Agent as its agent and attorney-in-fact for such limited purpose; provided, that the foregoing shall not confer to the holder of any Senior Secured Indebtedness the right to vote on behalf of the Second Lien Lenders and Third Lien Lenders in any Insolvency Proceedings.

          (f) If the Required Senior Secured Revolving Lenders have consented to a sale or other disposition of any assets securing the Senior Secured Indebtedness free and clear of Liens, claims and other interests under Title 11, United States Code, including under Sections 363, 365 and 1129 of Title 11, United States Code, then the other Secured Parties agree that they will consent and will not otherwise object to such sale or disposition.

     Section 10. No Impairment. No right of any present or future holder of Senior Secured Indebtedness or the Second Lien Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of either of the Borrowers or any Guarantor or by any non-compliance by either of the Borrowers or any Guarantor with the terms, provisions, and covenants of this Agreement, the Second Lien Credit Agreement or the Second Lien Notes, if any, or the Third Lien Credit Agreement or the Third Lien Notes, if any, regardless of any knowledge thereof any such Second Lien Lender or Third Lien Lender may have or be otherwise charged with. The provisions of this Agreement shall be enforceable directly by the Collateral Agent, by any present or future holder of the Senior Secured Indebtedness, the Senior Secured Indebtedness Representative, any holder of the Second Lien Indebtedness and/or the Second Lien Administrative Agent.

     Section 11. Rights of Creditors; Subrogation. The provisions of this Agreement are for the purpose of defining the relative rights of holders of the Senior Secured Indebtedness, any Swap Counterparty, the Second Lien Lenders and the Third Lien Lenders, and nothing herein shall impair, as between the Borrowers and the Guarantors and the Second Lien Lenders and the Third Lien Lenders, the obligation of the Borrowers and the Guarantors, which are unconditional and absolute, to pay to the Second Lien Lenders the principal of the Second Lien Indebtedness and interest thereon in accordance with their terms and the provisions thereof and to pay the Third Lien Lenders the principal of the Third Lien Indebtedness and interest thereon in accordance with the terms and provisions thereof, nor shall anything herein, except as otherwise provided in Section 7 and 8 of this Agreement, prevent the Second Lien Lenders from exercising all remedies otherwise permitted by applicable law or hereunder upon default under the Second Lien Credit Agreement or under the Second Lien Notes, if requested, (including the right to demand payment and sue for performance thereof and of the Second Lien Notes, if requested, and to accelerate the maturity thereof as provided by the terms of the Second Lien Credit Agreement or the Second Lien Notes, if requested) or the Third Lien Lenders from exercising all rights and remedies otherwise permitted by applicable law or hereunder upon default under the Third Lien Credit Agreement, subject to the rights of holders of the Senior Secured Indebtedness and Swap Counterparties and Second Lien Creditors under this Agreement. Upon payment in full of the Senior Secured Indebtedness in cash and termination of the commitments of any holder of the Senior Secured Indebtedness to make loans or extensions of credit, expiration or termination of all letters of credit issued under the Senior Secured Credit Agreement and payment of any amounts payable under the Swap Agreements, the Second Lien Lenders shall, to the extent of any payments or distributions paid or delivered to the Collateral Agent for payment to holders of the Senior Secured Indebtedness or otherwise applied to the Senior Secured Indebtedness pursuant to the provisions of this Agreement, be subrogated to the rights of the holders of the Senior Secured Indebtedness to receive payments or distributions of assets of the Borrowers or any Guarantor made on Senior Secured Indebtedness (and any security therefor) until the Second Lien Indebtedness shall be paid in full (and, for this purpose, no such payments or distributions paid or delivered to the Collateral Agent for payment to the holders of the Senior Secured Indebtedness and the Swap Counterparties or otherwise applied to the Senior Secured Indebtedness and any amounts payable under the Swap Agreements shall be deemed to have discharged the Second Lien Indebtedness), and, for the purposes of such subrogation, no payments to the Collateral Agent for payment to the holders of the Senior Secured Indebtedness and Swap Counterparties of any cash, assets, stock, or obligations to which the Second Lien Lenders would be entitled except for the provisions of this Agreement shall, as between the Borrowers and the Guarantors, any of their respective creditors (other than the holders of the Senior Secured Indebtedness and Swap Counterparties), and the Second Lien Lenders, be deemed to be a payment by either of the Borrowers or any Guarantor to or on account of Second Lien Indebtedness. The fact that failure to make any payment on account of the Second Lien Indebtedness is caused by reason of the operation of any provision of this Agreement shall not be construed as preventing the occurrence of an Event of Default. Upon payment of the Senior Secured Indebtedness in full in cash and the Second Lien Indebtedness in full in cash, the Third Lien Lenders shall, to the extent of any payments or distributions paid or delivered to the Collateral Agent for payment to holders of the Senior Secured Indebtedness or the Second Lien Indebtedness or otherwise applied to the Senior Secured Indebtedness or the Second Lien Indebtedness pursuant to the provisions of this Agreement, be subrogated to the rights of the


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

holders of the Senior Secured Indebtedness or the Second Lien Indebtedness to receive payments or distributions of assets of the Borrowers or any Guarantor made on Senior Secured Indebtedness or the Second Lien Indebtedness (and any security therefor) until the Third Lien Indebtedness shall be paid in full (and, for this purpose, no such payments or distributions paid or delivered to the Collateral Agent for payment to the holders of the Senior Secured Indebtedness or Second Lien Indebtedness or otherwise applied to the Senior Secured Indebtedness or Second Lien Indebtedness shall be deemed to have discharged the Third Lien Indebtedness), and, for the purposes of such subrogation, no payments to the Collateral Agent for payment to the holders of the Senior Secured Indebtedness or Second Lien Indebtedness of any cash, assets, stock, or obligations to which the Third Lien Lenders would be entitled except for the provisions of this Agreement shall, as between the Borrowers and the Guarantors, any of their respective creditors (other than the holders of the Senior Secured Indebtedness and the Second Lien Indebtedness), and the Third Lien Lenders, be deemed to be a payment by either of the Borrowers or any Guarantor to or on account of Third Lien Indebtedness. The fact that failure to make any payment on account of the Third Lien Indebtedness is caused by reason of the operation of any provision of this Agreement shall not be construed as preventing the occurrence of an Event of Default.

     Section 12. Notice of Acceleration, Enforcement Action.

          (a) Each Second Lien Lender agrees that in the event any event of default under the Second Lien Credit Agreement (or the Second Lien Notes, if
any) (a "Second Lien Event of Default") shall occur, and as a result thereof, any Second Lien Lender or the Second Lien Administrative Agent or other representative of such Second Lien Lender accelerates maturity of the Second Lien Indebtedness, then such Second Lien Lender or the Second Lien Administrative Agent or other representative shall give prompt (and in any event within three (3) Business Days) notice thereof in writing to the Collateral Agent and the holders of the Senior Secured Indebtedness or the Senior Secured Indebtedness Representative. Following a Second Lien Indebtedness Acceleration, neither of the Borrowers nor any Guarantor may pay any Second Lien Indebtedness until ten (10) Business Days after the Senior Secured Lenders or Senior Secured Indebtedness Representative and the Collateral Agent receives the notice described above and, after that ten (10) Business Day period, the Borrowers and Guarantors may pay any Second Lien Indebtedness, and the Second Lien Lenders may receive or collect such payment, only if the provisions of this Agreement do not prohibit such payment at that time.

          (b) Each Second Lien Lender agrees that in the event any Second Lien Event of Default shall occur, and as a result thereof, any Second Lien Lender or the Second Lien Administrative Agent or other representative of such Second Lien Lender intends to commence any Second Lien Enforcement Action, then such Second Lien Lender or the Second Lien Administrative Agent or other representative shall first deliver notice thereof in writing to the Senior Secured Indebtedness Representative and the Collateral Agent both (i) not less than ten (10) days prior to taking any such Second Lien Enforcement Action, and (ii) one (1) Business Day after such Second Lien Enforcement Action is taken.

          (c) Each Third Lien Lender agrees that in the event any event of default under the Third Lien Credit Agreement (a "Third Lien Event of Default") shall occur, and as a result thereof, any Third Lien Lender or the Third Lien
Administrative   Agent  or  other  representative  of
such Third Lien Lender accelerates maturity of the Third Lien Indebtedness, then such Third Lien Lender or the Third Lien Administrative Agent or other representative shall give prompt (and in any event within three (3) Business
Days) notice thereof in writing to the Collateral Agent and the holders of the Senior Secured Indebtedness or the Senior Secured Indebtedness Representative and the holders of the Second Lien Indebtedness or the Second Lien Administrative Agent. Neither of the Borrowers nor any Guarantor may pay any Third Lien Indebtedness until ten (10) Business Days after the Senior Secured Lenders or Senior Secured Indebtedness Representative, the Second Lien Administrative Agent and the Collateral Agent receives the notice described above and, after that ten (10) Business Day period, may pay any Third Lien Indebtedness, and the Third Lien Lenders may receive or collect such payment, only if the provisions of this Agreement do not prohibit such payment at that time.

          (d) Each Third Lien Lender agrees that in the event any Third Lien Event of Default shall occur, and as a result thereof, any Third Lien Lender or the Third Lien Administrative Agent or other representative of such Third Lien Lender intends to commence any Third Lien Enforcement Action, then such Third Lien Lender or the Third Lien Administrative Agent or other representative shall first deliver notice thereof in writing to the Senior Secured Indebtedness Representative and the Second Lien Administrative Agent and the Collateral Agent both (i) not less than ten (10) days prior to taking any such Third Lien
Enforcement Action, and (ii) one (1) Business Day after such Third Lien Enforcement Action is taken.

     Section 13. Senior Lender Reinstatement. If the Senior Secured Creditor or any Swap Counterparty is required to disgorge any proceeds, payment or other amount received by such Senior Secured Creditor or Swap Counterparty (whether because such proceeds, payment or other amount is invalidated, declared to be fraudulent or preferential or otherwise) or turn over or otherwise pay any amount (a "Recovery") to the estate or to any creditor or representative of a Loan Party or any other Person, then the Senior Secured Indebtedness or payment required under the related Swap Agreement, as applicable, shall be reinstated (to the extent of such Recovery) as if such proceeds, payment or other amount had never been paid and, to the extent that the Second Lien Creditor or Third Lien Creditor has received proceeds, payments or other amounts to which the Second Lien Creditor or Third Lien Creditor would not have been entitled under this Agreement had such reimbursement occurred prior to the receipt by the Second Lien Creditor or Third Lien Creditor of such proceeds, payments or other amounts, the Second Lien Creditor or Third Lien Creditor shall turn over such proceeds, payments or other amounts to the Collateral Agent for reapplication to the Senior Secured Indebtedness and required payments under any Swap Agreement in accordance with this Agreement. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations hereunder of the parties hereto. All rights, interests, agreements and obligations of the Secured Parties hereunder shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion or dismissal of any Insolvency Proceeding by or against any Loan Party or any other Person and irrespective of any other circumstance that otherwise might constitute a defense available to, or a discharge of, any Loan Party or any other Person in respect of the Senior Secured Indebtedness or any Swap Agreement.

     Section 14. Second Lien Reinstatement. If the Second Lien Creditor is required to disgorge any proceeds, payment or other amount received by such Second Lien Creditor (whether because such proceeds, payment or other amount is invalidated, declared to be fraudulent or preferential or otherwise) or turn over or otherwise pay any amount (a "Recovery") to the estate or to any creditor or representative of a Loan Party or any other Person, then the Second Lien Indebtedness shall be reinstated (to the extent of such Recovery) as if such proceeds, payment or other amount had never been paid and, to the extent that the Third Lien Creditor has received proceeds, payments or other amounts to which the Third Lien Creditor would not have been entitled under this Agreement had such reimbursement occurred prior to the receipt by the Third Lien Creditor of such proceeds, payments or other amounts, the Third Lien Creditor shall turn over such proceeds, payments or other amounts to the Collateral Agent for reapplication in accordance with this Agreement. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations hereunder of the parties hereto. All rights, interests, agreements and obligations of the Secured Parties hereunder shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion or dismissal of any Insolvency Proceeding by or against any Loan Party or any other Person and irrespective of any other circumstance that otherwise might constitute a defense available to, or a discharge of, any Loan Party or any other Person in respect of the Second Lien Indebtedness.

     Section 15. Rights of Holders of the Senior Secured Indebtedness and Swap Counterparties. The holders of the Senior Secured Indebtedness may, at any time and from time to time subject to the terms of the Senior Secured Indebtedness, without the consent of or notice to the Second Lien Lenders or the Second Lien Administrative Agent or other representative of the Second Lien Lenders or the Third Lien Lenders or the Third Lien Administrative Agent or other representative of the Third Lien Lenders, without incurring responsibility to the Second Lien Creditor or Third Lien Lenders, as applicable, and without impairing or releasing the subordination or other benefits provided in this Agreement or the obligations hereunder of the Second Lien Creditor or Third Lien Creditor, as applicable, hereunder, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew, increase (but not in excess of the Senior Cap provided for in the definition of "Senior Secured Indebtedness"), alter or amend Senior Secured Indebtedness or any instrument evidencing the same or any covenant or agreement under which Senior Secured Indebtedness is outstanding or secured or any liability of any obligor thereon; (b) instruct the Collateral Agent to sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Secured Indebtedness; (c) settle or compromise any Senior Secured Indebtedness or any liability of any obligor thereon or release any Person liable in any manner for the payment of Senior Secured Indebtedness; and (d) waive any default under Senior Secured Indebtedness and exercise or refrain from exercising any rights against either of the Borrowers, any of their Subsidiary or any other Person. The foregoing provisions are not intended to permit a change to the definition of "Senior Secured Indebtedness." No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of any liabilities or obligations under or in respect of any of the terms, covenants, or conditions of any Senior Secured Loan Document, whether or not in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Agreement. Each Swap Counterparty, mutis mutandis, shall have rights with respect to the related Swap

Agreement and the terms and conditions thereof in all respects equivalent to those of holders of Senior Secured Indebtedness under this Section 15 with respect to the Senior Secured Indebtedness under the Senior Secured Credit Agreement.

     Section 16. Rights of Holders of the Second Lien Indebtedness. Solely as between the Second Lien Lenders and the Third Lien Lenders, the holders of the Second Lien Indebtedness may, at any time and from time to time subject to the terms of the Second Lien Indebtedness, without the consent of or notice to the Third Lien Lenders or the Third Lien Administrative Agent or other representative of the Third Lien Lenders, without incurring responsibility to the Third Lien Lenders and without impairing or releasing the subordination or other benefits provided in this Agreement or the obligations hereunder of the Third Lien Creditor hereunder, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew, increase (but not in excess of the principal amount of $100,000,000), alter or amend Second Lien Indebtedness or any instrument evidencing the same or any covenant or agreement under which Second Lien Indebtedness is outstanding or secured or any liability of any obligor thereon; (b) instruct the Collateral Agent to sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Second Lien Indebtedness; (c) settle or compromise any Second Lien Indebtedness or any liability of any obligor thereon or release any Person liable in any manner for the payment of Second Lien Indebtedness; and (d) waive any default under Second Lien Indebtedness and exercise or refrain from exercising any rights against either of the Borrowers, any of their Subsidiary or any other Person. No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of any liabilities or obligations under or in respect of any of the terms, covenants, or conditions of any Second Lien Loan Document, whether or not in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Agreement.

     Section 17. Modification of Indebtedness. Each of the Lenders agrees that it will not: (i) amend or modify any of the Senior Secured Loan Documents, the Second Lien Loan Documents or the Third Lien Loan Documents , as applicable, to add any covenant thereto; or (ii) amend or otherwise change the terms of any Senior Secured Indebtedness, Second Lien Indebtedness or the Third Lien Indebtedness, as applicable, or accept any payment consistent with an amendment or change thereto, if the effect of such amendment or change is to increase the interest rate on such Senior Secured Indebtedness, Second Lien Indebtedness or the Third Lien Indebtedness, as applicable, change any date on which a payment of principal or interest is due thereon to an earlier date or increase the amount of any such payment, change any default or condition to a default with respect to such Senior Secured Indebtedness, Second Lien Indebtedness or the Third Lien Indebtedness, as applicable, take any Collateral or make any other change which, together with all other amendments or changes made, increase materially the obligations of the obligor or confer additional rights on the holder of such Senior Secured Indebtedness, Second Lien Indebtedness or the Third Lien Indebtedness, as applicable, that would be adverse to any Loan Party or Lender.

     Section 18. Amendments.

          (a) Except as otherwise set forth in this Section 18, no amendment, waiver, discharge or termination of this Agreement, any of the terms hereof or any of the definitions used in this Agreement, that would have the effect of modifying this Agreement with respect to the various parties hereto shall be effective unless it is in writing and signed by Senior Secured Creditor, Second Lien Creditor and Third Lien Creditor and, to the extent applicable, any Swap Counterparty affected thereby.

          (b) Any amendment of this Agreement or the definitions used in this Agreement that would have the effect of modifying this Agreement or the definitions used in this Agreement in such a way so as to adversely affect the rights of all of the Senior Secured Lenders or any Swap Counterparty shall be effective if it is in writing and made with the prior written consent of the Required Senior Secured Revolving Lenders and the Required Senior Secured Term Loan Lenders or the Senior Secured Indebtedness Representative acting at their written direction on their behalf and such Swap Counterparty.

          (c) Any amendment of this Agreement or the definitions used in this Agreement that would have the effect of modifying this Agreement or the definitions used in this Agreement in such a way so as to adversely affect the rights of the Senior Secured Revolving Lenders shall be effective if it is in writing and made with the prior written consent of the Required Senior Secured Revolving Lenders or the Senior Secured Indebtedness Representative acting at their written direction on their behalf.

          (d) Any amendment of this Agreement or the definitions used in this Agreement that would have the effect of modifying this Agreement or the definitions used in this Agreement in such a way so as to adversely affect the rights of the Senior Secured Term Lenders shall be effective if it is in writing and made with the prior written consent of the Required Senior Secured Term
Lenders or the Senior Secured Indebtedness Representative acting at their written direction on their behalf.

          (e) Any amendment of this Agreement or the definitions used in this Agreement that would have the effect of modifying this Agreement or the definitions used in this Agreement in such a way so as to adversely affect the rights of the Second Lien Lenders shall be effective if it is in writing and made with the prior written consent of the Required Second Lien Lenders or the Second Lien Administrative Agent acting at their written direction on their behalf.

          (f) Any amendment of this Agreement or the definitions used in this Agreement that would have the effect of modifying this Agreement or the definitions used in this Agreement in such a way so as to adversely affect the rights of the Third Lien Lenders shall be effective if it is in writing and made with the prior written consent of the Required Third Lien Lenders or the Third Lien Administrative Agent acting at their written direction on their behalf.

     Section 19. Identity of Second Lien Lenders for Notice Purposes. For purposes of any notice required or permitted to be given hereunder by the Collateral Agent, the holders of the Senior Secured Indebtedness, the Senior Secured Indebtedness Representative or the holders of the Third Lien Indebtedness to the Second Lien Lenders, or any of them, the Collateral Agent, the holders of the Senior Secured Indebtedness, the Senior Secured Indebtedness Representative and holders of the Third Lien Indebtedness shall be entitled to rely, conclusively, on the identity and address of each Second Lien Lender as set forth in the Second Lien Loan Agreement or as otherwise set forth in the most recent notice received by the Senior Secured Indebtedness

Representative and the holders of the Third Lien Indebtedness from a Second Lien Lender referring to the Second Lien Loan Agreement for purposes of providing the identity and address of each Second Lien Lender. The Second Lien Lenders agree that any notices required to be given to the Second Lien Lenders shall be effective if such notice is given to the Second Lien Administrative Agent or other representative of the Second Lien Lenders. For so long as the Second Lien Indebtedness is outstanding, the Second Lien Lenders agree to designate and maintain an agent or other representative for such purposes.

     Section 20. Identity of Third Lien Lenders for Notice Purposes. For purposes of any notice required or permitted to be given hereunder to the Third Lien Lenders, or any of them, the Collateral Agent, the holders of the Senior Secured Indebtedness, the Senior Secured Indebtedness Representative and the Second Lien Administrative Agent shall be entitled to rely, conclusively, on the identity and address of each Third Lien Lender as set forth in the Third Lien Loan Agreement or as otherwise set forth in the most recent notice received by the Senior Secured Indebtedness Representative or Second Lien Administrative Agent, as applicable, from a Third Lien Lender referring to the Third Lien Loan Agreement for purposes of providing the identity and address of each Third Lien Lender. The Third Lien Lenders agree that any notices required to be given to the Third Lien Lenders shall be effective if such notice is given to the Third Lien Administrative Agent or other representative of the Third Lien Lenders. For so long as the Third Lien Indebtedness is outstanding, the Third Lien Lenders agree to designate and maintain an agent or other representative for such purposes.

     Section 21. Liens.

          (a) (i) All Liens granted by either of the Borrowers or any Guarantor which at any time secure the Second Lien Credit Agreement, any Second Lien Note or any other Second Lien Loan Document are hereby made, and will at all times prior to the full payment or discharge of the Senior Secured Indebtedness and the payment in full of all amounts payable and termination of all of the Swap Agreements be, subject and subordinate to all Liens granted by either of the Borrowers or any Guarantor which at any time secure the Senior Secured Indebtedness and amounts payable under Swap Agreements, which subordination shall be effective whether or not all such Liens securing Senior Secured Indebtedness and amounts payable under Swap Agreements have been properly recorded, filed and otherwise perfected prior to all such Liens securing any Second Lien Indebtedness and regardless of the relative priority of such Liens as determined without regard to this Agreement. The mortgages included in the Senior Secured Loan Documents do (and other mortgages, security agreements and similar Senior Secured Loan Documents may) describe the indebtedness secured thereby in a manner which might include indebtedness (including amounts payable under Swap Agreements) other than the Senior Secured Indebtedness. For so long as any Senior Secured Indebtedness and any amounts payable under the Swap Agreements are outstanding, as between the Second Lien Lenders and the holders of the Senior Secured Indebtedness and any Swap Counterparty, only the Senior Secured Indebtedness and amounts payable under the Swap Agreements shall be deemed to be secured by any Liens granted under the Senior Secured Loan Documents.

          (ii) All Liens granted by either of the Borrowers or any Guarantor which at any time secure the Third Lien Credit Agreement or any other Third Lien Loan Document are hereby made, and will at all times prior to the full payment or discharge of the Senior Secured

Indebtedness and the Second Lien Indebtedness and the payment in full of all amounts payable and termination of all of the Swap Agreements be, subject and subordinate to all Liens granted by either of the Borrowers or any Guarantor which at any time secure the Senior Secured Indebtedness and amounts payable under Swap Agreements and the Second Lien Indebtedness, which subordination shall be effective whether or not all such Liens securing Senior Secured Indebtedness and the Second Lien Indebtedness and amounts payable under Swap Agreements have been properly recorded, filed and otherwise perfected prior to all such Liens securing any Third Lien Indebtedness and regardless of the relative priority of such Liens as determined without regard to this Agreement. The mortgages included in the Senior Secured Loan Documents do (and other mortgages, security agreements and similar Senior Secured Loan Documents may) describe the indebtedness secured thereby in a manner which might include indebtedness (including amounts payable under Swap Agreements) other than the Senior Secured Indebtedness. For so long as any Third Lien Indebtedness is outstanding, as between the Third Lien Lenders and the holders of the Senior Secured Indebtedness and any Swap Counterparty and the Second Lien Indebtedness, only the Senior Secured Indebtedness and amounts payable under the Swap Agreements shall be deemed to be secured by any Liens granted under the Senior Secured Loan Documents and only the Second Lien Indebtedness shall be deemed to be secured under the Second Lien Loan Documents.

          (b) (i) Each of the Second Lien Lenders and the Second Lien Administrative Agent agrees that it will not initiate, join in or prosecute any claim, action or other proceeding challenging the validity or enforceability of the Senior Secured Indebtedness or any Swap Agreement or the Liens securing the Senior Secured Indebtedness and amounts payable under any Swap Agreement.

          (ii) Each of the Third Lien Lenders and the Third Lien Administrative Agent agrees that it will not initiate, join in or prosecute any claim, action or other proceeding challenging the validity or enforceability of the Senior Secured Indebtedness or any Swap Agreement or the Second Lien Indebtedness or the Liens securing the Senior Secured Indebtedness or the Second Lien Indebtedness and amounts payable under any Swap Agreement.

     Section   22.   Purchase  of  the  Senior   Indebtedness   or  Second  Lien
Indebtedness. (a) In the event that (i) a Senior Lender Blockage Period shall have commenced pursuant to Section 6 hereof and shall be continuing, or (ii) an event of default under the Second Lien Loan Documents shall have occurred and is continuing, regardless of whether any notice has been sent pursuant to Section 12 hereof, or (iii) if any Insolvency Proceeding has been commenced and is continuing, the Second Lien Lenders may, in their sole and absolute discretion, upon the direction of the Required Second Lien Lenders including, to the extent assigned to it by a Second Lien Lender, the Second Lien Administrative Agent, direct the Second Lien Administrative Agent to purchase all, but not less than all, of the Senior Secured Indebtedness held by the Senior Secured Lenders from the Senior Secured Lenders by sending a notice to buy such Senior Secured Indebtedness and Liens securing same from the Senior Secured Lenders upon the following terms and conditions: (w) the Second Lien Lenders shall direct the Second Lien Administrative Agent to give written notice to the Senior Secured Lenders and the Third Lien Lenders, informing the Senior Secured Lenders and the Third Lien Lenders of the Second Lien Lenders' election, and, to the extent assigned to it by a Second Lien Lender, the Second Lien Administrative Agent's election to purchase such Senior Secured Indebtedness and Liens securing same (the purchase hereinafter called a "Purchase" and any such notice being hereinafter called a "Purchase Notice"), (x) the Second Lien Lenders shall consummate the purchase of such Senior Secured Indebtedness not less than forty-five (45) days and not more than ninety (90) days from the date of the Purchase Notice for an amount equal to 100% of such Senior Secured Indebtedness (including, without limitation, principal, interest, fees, and expenses (reimbursable under the Senior Secured Loan Documents) outstanding on the date of the purchase and fully cash collateralize letters of credit, (y) if based upon the receipt of a Senior Lender Payment Default Notice or a Senior Lender Non-Payment Default Notice, as the case may be, said Purchase shall not occur (at Senior Secured Lenders' election) if all events of default that precipitated the delivery of the Senior Lender Payment Default Notice or the Senior Lender Non-Payment Default Notice have been waived or cured prior to the consummation of the Purchase, and (z) upon receipt of payment with respect to the Purchase as described above, the Senior Secured Lenders shall direct the Senior Administrative Agent to execute an assignment of such Senior Secured Indebtedness and Liens securing same to the Second Lien Lenders without recourse and without representation or warranty (either express or implied), other than to the effect that the Senior Secured Lenders at the closing of the Purchase have sold or assigned such Senior Secured Indebtedness and Liens securing same to the Second Lien Lenders and the amount of such Senior Secured Indebtedness. Contemporaneously with the consummation of the Purchase, the Borrowers and the Guarantors shall acknowledge such assignment and shall do all things necessary to give full force and effect thereto.

           (b) In the event that (i) a Senior Lender Blockage Period or Second Lien Blockage Period shall have commenced pursuant to Section 6 hereof and shall be continuing, or (ii) an event of default under the Second Lien Loan Documents or the Third Lien Loan Documents shall have occurred and is continuing, regardless of whether any notice has been sent pursuant to
Section 12 or Section 22(a) hereof, or (iii) if any Insolvency Proceeding has been commenced and is continuing, the Third Lien Lenders may, in their sole and absolute discretion, upon the direction of the Required Third Lien Lenders including, to the extent assigned to it by a Third Lien Lender, the Third Lien Administrative Agent, direct the Third Lien Administrative Agent to purchase all, but not less than all, of the Senior Secured Indebtedness from the Senior Secured Lenders together with all, but not less than all, of the Second Lien Indebtedness (and any Senior Secured Indebtedness purchased pursuant to and in accordance with the terms of Section 22(a) above) from the Second Lien Lenders by sending a notice to buy the Senior Secured Indebtedness and Liens securing same from the Senior Secured Lenders and the Second Lien Indebtedness and Liens securing same from the Second Lien Lenders upon the following terms and conditions: (w) the Third Lien Lenders shall direct the Third Lien Administrative Agent to give written notice to the
Senior Secured Lenders and the Second Lien Lenders, informing the Senior Secured Lenders and the Second Lien Lenders of the Third Lien Lenders' election and, to the extent assigned to it by a Third Lien Lender, the Third Lien Administrative Agent's election to purchase the Senior Secured Indebtedness and the Second Lien Indebtedness and Liens securing same (the purchase hereinafter called a "Purchase" and any such notice being hereinafter called a "Purchase Notice"), (x) the Third Lien Lenders shall have forty-five (45) days from the date of the Purchase Notice to consummate the purchase of the Senior Secured Indebtedness and the Second Lien Indebtedness for an amount equal to 100% of the outstanding Senior Secured
Indebtedness  and  the  Second  Lien   Indebtedness  (and  any  Senior  Secured
Indebtedness  purchased  pursuant  to and  in  accordance  with  the  terms  of
Section 22(a) above) (including, without limitation, principal, interest, fees, and expenses (reimbursable under the

Senior Secured Loan Documents or Second Lien Loan Documents) outstanding on the date of the purchase, (y) if based upon the receipt of a Senior Lender Payment Default Notice or a Senior Lender Non-Payment Default Notice, as the case may be, said Purchase shall not occur (at Senior Secured Lenders' election) if all events of default that precipitated the delivery of the Senior Lender Payment Default Notice or the Senior Lender Non-Payment Default Notice have been waived or cured prior to the consummation of the Purchase, and if based upon the receipt of a Second Lien Lender Payment Default Notice or a Second Lien Lender Non-Payment Default Notice, as the case may be, said Purchase shall not occur (at Second Lien Lenders' election) if all events of default that precipitated the delivery of the Second Lien Lender Payment Default Notice or the Second Lien Lender Non-Payment Default Notice have been waived or cured prior to the consummation of the Purchase, and (z) upon receipt of payment with respect to the Purchase as described above, the Senior Secured Lenders shall direct the Senior Administrative Agent and the Second Lien Lenders shall direct the Second Lien Administrative Agent to execute an assignment of the Senior Secured Indebtedness and the Second Lien Indebtedness and Liens securing same to the Third Lien Lenders without recourse and without representation or warranty (either express or implied), other than to the effect that the Senior Secured Lenders and the Second Lien Lenders at the closing of the Purchase have sold or assigned the Senior Secured Indebtedness and the Second Lien Indebtedness and Liens securing same to the Third Lien Lenders and the amount of the Senior Secured Indebtedness and the Second Lien Indebtedness. Contemporaneously with the consummation of the Purchase, the Borrowers and the Guarantors shall acknowledge such assignment and shall do all things necessary to give full force and effect thereto.

     Section 23. Legend.

          (a) (i) Each Second Lien Note shall be conspicuously inscribed with a legend substantially in the form and substance as follows:

          PAYMENT OF THIS INSTRUMENT SHALL, TO THE EXTENT SET FORTH IN THE SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF JUNE __, 2006 BY AND AMONG QUEST RESOURCE CORPORATION AND QUEST CHEROKEE, LLC, GUGGENHEIM CORPORATE FUNDING, LLC, AS SENIOR SECURED ADMINISTRATIVE AGENT UNDER THE TERMS OF THE AMENDED AND RESTATED
          SENIOR SECURED CREDIT AGREEMENT DATED AS OF FEBRUARY 7, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE SENIOR SECURED LENDERS PARTIES THERETO, GUGGENHEIM CORPORATE FUNDING, LLC, AS SECOND LIEN ADMINISTRATIVE AGENT, UNDER THE TERMS OF THE AMENDED AND RESTATED SECOND LIEN TERM LOAN AGREEMENT DATED AS OF JUNE __, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE SECOND LIEN LENDERS PARTIES THERETO, AND GUGGENHEIM CORPORATE FUNDING, LLC, AS THIRD LIEN ADMINISTRATIVE AGENT, UNDER THE TERMS OF THE THIRD LIEN TERM LOAN AGREEMENT DATED AS OF JUNE __, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE THIRD LIEN LENDERS PARTIES THERETO, BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF

          ALL SENIOR SECURED INDEBTEDNESS AND ALL AMOUNTS PAYABLE UNDER ANY SWAP AGREEMENT, THE PROVISIONS OF WHICH INTERCREDITOR AGREEMENT BEING INCORPORATED HEREIN AND BY THIS REFERENCE BEING MADE A PART HEREOF.

          (ii) Each Third Lien Note shall be conspicuously inscribed with a legend substantially in the form and substance as follows:

          PAYMENT OF THIS INSTRUMENT SHALL, TO THE EXTENT SET FORTH IN THE SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF JUNE __, 2006 BY AND AMONG QUEST RESOURCE CORPORATION AND QUEST CHEROKEE, LLC, GUGGENHEIM CORPORATE FUNDING, LLC, AS SENIOR SECURED ADMINISTRATIVE AGENT UNDER THE TERMS OF THE AMENDED AND RESTATED
          SENIOR SECURED CREDIT AGREEMENT DATED AS OF FEBRUARY 7, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE SENIOR SECURED LENDERS PARTIES THERETO, GUGGENHEIM CORPORATE FUNDING, LLC, AS SECOND LIEN ADMINISTRATIVE AGENT, UNDER THE TERMS OF THE AMENDED AND RESTATED SECOND LIEN TERM LOAN AGREEMENT DATED AS OF JUNE __, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE SECOND LIEN LENDERS PARTIES THERETO, AND GUGGENHEIM CORPORATE FUNDING, LLC, AS THIRD LIEN ADMINISTRATIVE AGENT, UNDER THE TERMS OF THE THIRD LIEN TERM LOAN AGREEMENT DATED AS OF JUNE __, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE THIRD LIEN LENDERS PARTIES THERETO, BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR SECURED INDEBTEDNESS AND ALL AMOUNTS PAYABLE UNDER ANY SWAP AGREEMENT AND ALL SECOND LIEN INDEBTEDNESS, THE PROVISIONS OF WHICH INTERCREDITOR AGREEMENT BEING INCORPORATED HEREIN AND BY THIS REFERENCE BEING MADE A PART HEREOF.

          (b) (i) The Borrowers and each Second Lien Lender or the Second Lien Administrative Agent or other representative of the Second Lien Lenders shall cause each mortgage, security agreement and other instrument securing all or any part of the Second Lien Indebtedness to be conspicuously inscribed with a legend substantially in the form and substance as follows:

          ALL LIENS GRANTED BY THIS INSTRUMENT SHALL, TO THE EXTENT SET FORTH IN THE SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF JUNE __, 2006, BY AND AMONG QUEST RESOURCE CORPORATION AND QUEST CHEROKEE, LLC, GUGGENHEIM CORPORATE FUNDING, LLC, AS ADMINISTRATIVE AGENT UNDER THE TERMS OF THE AMENDED AND RESTATED SENIOR CREDIT AGREEMENT DATED AS OF FEBRUARY 7, 2006, ON ITS OWN BEHALF AND ON BEHALF OF SENIOR

          SECURED LENDERS PARTIES THERETO, GUGGENHEIM CORPORATE FUNDING, LLC, ADMINISTRATIVE AGENT UNDER THE TERMS OF THE SECOND LIEN TERM LOAN AGREEMENT DATED AS OF JUNE __, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE SECOND LIEN LENDERS PARTIES THERETO, AND GUGGENHEIM CORPORATE FUNDING, LLC, ADMINISTRATIVE AGENT UNDER THE TERMS OF THE THIRD LIEN TERM LOAN AGREEMENT DATED AS OF JUNE __, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE THIRD LIEN LENDERS PARTIES THERETO, BE SUBORDINATE AND JUNIOR TO ALL LIENS GRANTED BY GRANTOR TO SECURE THE SENIOR SECURED INDEBTEDNESS AND ALL AMOUNTS PAYABLE UNDER ANY SWAP AGREEMENTS REGARDLESS OF THE RELATIVE PRIORITY OF SUCH LIENS AS DETERMINED WITHOUT REGARD TO SUCH INTERCREDITOR AGREEMENT, THE PROVISIONS OF WHICH INTERCREDITOR AGREEMENT BEING INCORPORATED HEREIN AND BY THIS REFERENCE BEING MADE A PART HEREOF.

          (ii) The Borrowers and each Third Lien Lender or the Third Lien Administrative Agent or other representative of the Third Lien Lenders shall cause each mortgage, security agreement and other instrument securing all or any part of the Third Lien Indebtedness to be conspicuously inscribed with a legend substantially in the form and substance as follows:

          ALL LIENS GRANTED BY THIS INSTRUMENT SHALL, TO THE EXTENT SET FORTH IN THE SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF JUNE __, 2006, BY AND AMONG QUEST RESOURCE CORPORATION AND QUEST CHEROKEE, LLC, GUGGENHEIM CORPORATE FUNDING, LLC, AS ADMINISTRATIVE AGENT UNDER THE TERMS OF THE AMENDED AND RESTATED SENIOR CREDIT AGREEMENT DATED AS OF FEBRUARY 7, 2006, ON ITS OWN BEHALF AND ON BEHALF OF SENIOR SECURED LENDERS PARTIES THERETO, GUGGENHEIM CORPORATE FUNDING, LLC, ADMINISTRATIVE AGENT UNDER THE TERMS OF THE SECOND LIEN TERM LOAN AGREEMENT DATED AS OF JUNE __, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE SECOND LIEN LENDERS PARTIES THERETO, AND GUGGENHEIM CORPORATE FUNDING, LLC, ADMINISTRATIVE AGENT UNDER THE TERMS OF THE THIRD LIEN TERM LOAN AGREEMENT DATED AS OF JUNE __, 2006, ON ITS OWN BEHALF AND ON BEHALF OF THE THIRD LIEN LENDERS PARTIES THERETO, BE SUBORDINATE AND JUNIOR TO ALL LIENS GRANTED BY GRANTOR TO SECURE THE SENIOR SECURED INDEBTEDNESS AND ALL AMOUNTS PAYABLE UNDER ANY SWAP AGREEMENTS AND THE SECOND LIEN INDEBTEDNESS REGARDLESS OF THE RELATIVE PRIORITY OF SUCH LIENS AS DETERMINED WITHOUT REGARD TO SUCH INTERCREDITOR AGREEMENT, THE PROVISIONS OF WHICH INTERCREDITOR AGREEMENT BEING INCORPORATED HEREIN AND BY THIS REFERENCE BEING MADE A PART HEREOF.

     Section 24. Representations and Warranties. Each of the parties hereto hereby represents and warrants that (a) it has full power, authority and legal right to make and perform this Agreement, and (b) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     Section 25. Successors and Assigns. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon, and inure to the benefit of the successors and assigns of Senior Secured Creditor, any Swap Counterparty, Second Lien Creditor, Third Lien Creditor, Borrowers and Guarantors regardless of whether Senior Secured Creditor, Second Lien Creditor, Third Lien Creditor, or Guarantors comply with the provisions of Section 12(b) of the Senior Secured Credit Agreement.

     Section 26. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING THE CONFLICTS OF LAW, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE PARTIES HERETO CONSENT TO PERSONAL JURISDICTION, WAIVE ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREE NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE IN ANY STATE OR FEDERAL COURT IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK. SERVICE OF PROCESS ON ANY OF THE PARTIES HERETO IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE, EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED IN SECTION 24 OF THIS AGREEMENT.

     Section 27. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing (including by facsimile) and shall be deemed to have been duly given and received, for purposes hereof, when delivered by hand or three days after being deposited in the mail, postage prepaid, certified, return receipt requested, or, in the case of facsimile notice, when sent, answer back received, in each case, addressed as follows:

If to Borrower:                 Quest Resource Corporation
                                9520 N. May Avenue, Suite 300
                                Oklahoma City, OK  73120
                                Attn:  Chief Executive Officer
                                Telecopy No:  (405) 840-9897

With a Copy to:                 Stinson Morrison Hecker LLP
                                1201 Walnut
                                Kansas City, MO  64106
                                Attn:  Patrick J. Respeliers
                                Telecopy No:  (888) 215-6170

If to Guarantors:               To each of them
                                c/o Quest Resource Corporation
                                Quest Resource Corporation
                                9520 N. May Avenue, Suite 300
                                Oklahoma City, OK  73120
                                Attn:  Chief Executive Officer
                                Telecopy No:  (405) 840-9897

With a Copy to:                 Stinson Morrison Hecker LLP
                                1201 Walnut
                                Kansas City, MO  64106
                                Attn:  Patrick J. Respeliers
                                Telecopy No:  (888) 215-6170

If to Senior Secured Creditor:  Guggenheim Corporate Funding, LLC
                                135 East 57th Street
                                New York, New York  10018
                                Attn:  Tony Minella
                                Telecopy No.:  (212) 644-8107

with a copy to:                 Sidley Austin llp
                                787 Seventh Avenue
                                New York, New York  10019
                                Attn:  Myles Pollin, Esq.
                                       Jack I. Kantrowitz, Esq.
                                Telecopy No.:  (212) 839-5599

If to Second Lien Creditor:     Guggenheim Corporate Funding, LLC
                                135 East 57th Street
                                New York, New York  10018
                                Attn:  Tony Minella
                                Telecopy No.:  (212) 644-8107

with a copy to:                 Sidley Austin llp
                                787 Seventh Avenue
                                New York, New York  10019
                                Attn:  Myles Pollin, Esq.
                                       Jack I. Kantrowitz, Esq.
                                Telecopy No.:  (212) 839-5599

If to Third Lien Creditor:      Guggenheim Corporate Funding, LLC
                                135 East 57th Street
                                New York, New York  10018
                                Attn:  Tony Minella
                                Telecopy No.:  (212) 644-8107

with a copy to:                 Sidley Austin llp
                                787 Seventh Avenue
                                New York, New York  10019
                                Attn: Myles Pollin, Esq.
                                      Jack I. Kantrowitz, Esq.
                                Telecopy No.:  (212) 839-5599

If to the Initial Swap Counterparty:    BP Corporation North America Inc.
                                        501 Westlake Park Boulevard
                                        Houston, TX  77024

with a copy to:                 Managing Director Structured Products
                                North American Gas and Power
                                Telephone:  (281) 366-4733
                                Telecopy No.:  (281) 366-4932

or at such address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     Section 28. Further Assurances. Second Lien Creditor hereby covenants and agrees to take any and all additional actions and execute, deliver, file and/or record any and all additional agreements, documents and instruments as may be necessary or as Senior Secured Creditor may from time to time reasonably request to effect the provisions of this Agreement. Second Lien Creditor hereby agrees to make reference in all Second Lien Loan Documents to its obligations under this Agreement.

     Section 29. Further Assurances. Third Lien Creditor hereby covenants and agrees to take any and all additional actions and execute, deliver, file and/or record any and all additional agreements, documents and instruments as may be necessary or as Senior Secured Creditor or Second Lien Creditor may from time to time reasonably request to effect the provisions of this Agreement. Third Lien Creditor hereby agrees to make reference in all Third Lien Loan Documents to its obligations under this Agreement.

     Section 30. Modifications in Writing. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of each party hereto. Any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

     Section 31. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 32. Equitable Remedies. Each party to this Agreement acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other party. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, injunctive or other judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

     Section 33. Exculpation Provisions. Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the Security Instruments and agrees that it is charged with notice and knowledge of the terms of this Agreement and the Security Instruments; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions, and effects of this Agreement; that it has independently made its own analysis of the financial condition of the Borrower and the Guarantors and their assets including, without limitation, their Collateral; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the Security Instruments on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

     Section 34. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE FEDERAL AND STATE LAWS TO APPLY, THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

     Section 35. NO ORAL AGREEMENTS. THIS AGREEMENT AND THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AGREEMENT AND THE LOAN DOCUMENTS

REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 36. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures given by facsimile or other electronic transmission shall be binding and effective as originals.

                   [Balance of page left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                  BORROWERS:

                                  QUEST RESOURCE CORPORATION



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------



                                  QUEST CHEROKEE, LLC



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  GUARANTOR:

                                  STP CHEROKEE, INC.,



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  GUARANTOR:

                                  QUEST OIL & GAS CORPORATION



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  GUARANTOR:

                                  QUEST ENERGY SERVICE, INC.



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  GUARANTOR:

                                  PONDEROSA GAS PIPELINE COMPANY, INC.



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  GUARANTOR:

                                  PRODUCERS SERVICE INCORPORATED



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  GUARANTOR:

                                  J-W GAS GATHERING, L.L.C.



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  GUARANTOR:

                                  BLUESTEM PIPELINE, LLC
                                  By:  Quest Cherokee, LLC, its sole member



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  GUARANTOR:

                                  QUEST CHEROKEE OILFIELD SERVICE, LLC
                                  By:  Quest Cherokee, LLC, its sole member



                                  By:    /s/ Jerry D. Cash
                                         ------------------------------------
                                  Name:  Jerry D. Cash
                                         ------------------------------------
                                  Title: Chief Executive Officer
                                         -----------------------------------

                                  SENIOR SECURED CREDITOR:

                                  GUGGENHEIM CORPORATE FUNDING, LLC, as
                                  Administrative Agent


                                  By:    /s/ Stephen D. Sautel
                                         ------------------------------------
                                  Name:  Stephen D. Sautel
                                         ------------------------------------
                                  Title: Managing Director
                                         -----------------------------------





                                  SECOND LIEN CREDITOR:

                                  GUGGENHEIM CORPORATE FUNDING, LLC, as
                                  Administrative Agent


                                  By:    /s/ Stephen D. Sautel
                                         ------------------------------------
                                  Name:  Stephen D. Sautel
                                         ------------------------------------
                                  Title: Managing Director
                                         -----------------------------------





                                  THIRD LIEN CREDITOR:

                                  GUGGENHEIM CORPORATE FUNDING, LLC, as
                                  Administrative Agent


                                  By:    /s/ Stephen D. Sautel
                                         ------------------------------------
                                  Name:  Stephen D. Sautel
                                         ------------------------------------
                                  Title: Managing Director
                                         -----------------------------------

                                  SWAP COUNTERPARTY:

                                  BP CORPORATION NORTH AMERICA INC., as Swap
                                  Counterparty


                                  By:    /s/ Tom Nuelle
                                         ------------------------------------
                                  Name:  Tom Nuelle
                                         ------------------------------------
                                  Title: Manager, Trade Control
                                         -----------------------------------